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Exhibit 10.17

Agreement No.

AMENDED AND RESTATED

MASTER SERVICES AGREEMENT

        This Amended and Restated Master Services Agreement ("Agreement") is made this 14th day of March, 2003, by and between WilTel Communications, LLC f/k/a Williams Communications, LLC, a Delaware limited liability company ("WilTel"), with its principal place of business at One Technology Center TC-13S, Tulsa, Oklahoma 74103, and Universal Access, Inc., a Delaware corporation ("Customer"), with its principal place of business at Sears Tower, 223 S. Wacker, Suite 600, Chicago, Illinois 60606, for the provision of telecommunications services, subject to this Agreement and as set forth in this Agreement.

Recitals

WHEREAS, the parties entered into a Carrier Services Agreement 98R0613.00 ("CSA") as of June 29, 1998.

WHEREAS, the parties entered into a Master Services Agreement dated October 1, 2001, contract number 01R1966.00, as amended (collectively, the "MSA").

WHEREAS, WilTel and Customer are parties to that certain Universal Transport Exchange License Agreement entered into October 1, 2001 (the "Collocation Agreement"), as well as the Amended and Restated Universal Transport Exchange License Agreement, entered into contemporaneously herewith.

WHEREAS, WilTel and Customer are parties to that certain Settlement Agreement entered into contemporaneously herewith, pursuant to which the parties settle certain disputes arising under the CSA and MSA.

WHEREAS, WilTel and Customer desire to amend and restate the MSA.

Article 1. Agreement of the Parties

1.1
Services.  Customer may order from WilTel telecommunications services which may consist of either or both WilTel' Services or Third Party Services, (sometimes referred to herein collectively or individually, as the "Service(s)"). "WilTel' Services" shall consist of those Services described in the attached service schedule(s) ("Service Schedule(s)"), as indicated in Table A (check as applicable), but does not include any Services which constitute Third Party Services as defined below in Section 1.2. All Services shall be provided upon the terms and conditions that are set forth in this Agreement, including any applicable Service Schedule and process and procedure as set forth in Exhibit B. This Agreement will supercede the MSA and all Services provided pursuant to the MSA will now be provided under this Agreement, provided however, notwithstanding anything in this Agreement to the contrary, the current existing pricing for the Existing Circuits, as defined below, shall not be superceded and shall remain in effect until a) the circuit is terminated in accordance with the provisions of this Agreement, or b) the parties agree upon modified pricing. The circuits provided under the MSA which will now be provided pursuant to this Agreement are hereby referred to as the "Existing Circuits". The circuits, which have been ordered under the MSA but are not in service (the "Pending Circuits") will be priced under this Agreement. All Services are subject to availability and approval of Customer's credit by WilTel.

WilTel Communications        Proprietary & Confidential
AGREEMENT (06/25/01)

Table A
Schedule 1	☒	Private Line Service	Schedule 9	☒	International Backhaul Services
Schedule 2	☒	Optical Wave Service	Schedule 10	☒	International Private Line Service
Schedule 3	☒	ATM Service	Schedule 11	☐	Collocation Service
Schedule 4	☐	Dedicated Internet Service	Schedule 12	☐	CNMS Service
Schedule 5	☐	Frame Relay Service	Schedule 13	☒	Metro Access Service
Schedule 6	☐	Network Timing Services	Schedule 14	☒	Metro Access Optical Wave Services
Schedule 7	☐	Switched Voice Service	Schedule 15	☒	Private Line Quality of Service
Schedule 8	☐	Carrier Voice Services	Schedule 17	☒	Managed Services
1.2
Third Party Services.  WilTel may arrange on behalf of Customer for services to be provided by a third party ("Third Party Services"). For instance, Third Party Services may include Third Party Local Access Services, third party provided interexchange services, and third party provided international service. Third Party Local Access Services shall be arranged pursuant to Article 4 of this Agreement. When Customer requests international service, WilTel may arrange for the foreign end of the Service or for a portion of the foreign end of the Service to be provided by a third party carrier licensed in the relevant foreign point. In some cases, WilTel may be unable to, and Customer may be required to, arrange the foreign end of such Service with a foreign carrier. Although this Agreement governs the terms of WilTel' arrangement of Third Party Service, the service level parameters and related warranties (if any), pricing, surcharges, outage credits, required commitments, termination liability, and other service-specific terms of the Third Party Service shall be those of the provider of the Third Party Services ("Third Party Provider").

Article 2. Effective Date, Term, Competitive Pricing

2.1
Term of Agreement.  This Agreement shall become effective on the date first written above ("Effective Date") and shall continue through October 1, 2011 ("Term"). This Agreement shall automatically renew for month to month periods ("Renewal Terms") unless either party gives written notice to the other party that the Agreement will not be renewed, such notice to be delivered at least thirty (30) days before the end of the Term or the then current Renewal Term.

2.2
Service Order Term.

a.
Each Service Order placed under this Agreement shall have its own term, as indicated on such Service Order ("Service Term"). At the end of the Service Term for any Service Order (as defined in Section 3.1(a)), such Service Order shall continue on a month-to-month basis ("Extension Period") unless either party gives written notice to the other that the Service described in such Service Order shall be disconnected, such notice to be delivered at least thirty (30) calendar days before the end of the Service Term, or if during the Extension Period, then upon at least thirty (30) calendar days' written notice. Customer's charges, as set forth in this Agreement, for Services provided by WilTel at the expiration of the Service Term shall continue to apply to Customer's Service throughout any Extension Period, unless modified pursuant to the terms of this Agreement. Unless Customer is in default, any Service being provided at the time of termination of this Agreement shall continue upon the terms and conditions of this Agreement until end of the Service Term or any applicable Extension Period Service as specified in the applicable Service Order or until such Service Order is terminated pursuant to the second sentence of this Section 2.2; provided, however, that Customer may not order any new Service until Customer and WilTel have entered into a new agreement or mutually agreed in writing to extend this Agreement.

b.
The original Service Term for all circuits listed on Exhibit A hereto with a term of greater than 12 months (the "Modified Circuits") is hereby decreased to 6 months ("Modified Service

    Term"). The commencement date of the Modified Service Term for the Modified Circuits is January 1, 2003.

2.3
Competitive Pricing.  WilTel may provide on-net, private line POP to POP pricing for substantially similar services within *** of the lowest quote provided to WilTel by Customer, using *** as the control group (the "Carrier Control Group"), ***. The parties agree to review the Carrier Control Group on an as needed basis. The Carrier Control Group may be altered if mutually agreed to by the parties. If the lowest quote for substantially similar services that Customer receives from the Carrier Control Group is more than *** lower than the applicable WilTel's rates, ***, the Customer will give WilTel the opportunity to submit a revised price. If WilTel (1) offers a rate within *** of such lowest quote, (2) Customer's end-user purchases the service, and (3) WilTel's terms and conditions (including technical specifications) are the same as or more advantageous than Customer's alternatives for the same service, then, with respect to *** of the offers ("*** Threshold"), WilTel's services will be selected by Customer. For purposes of determining whether a private line POP to POP service is substantially similar, the parties will consider: (1) type of service, (2) city pair, (3) diversity, (4) protected or unprotected, and (5) term. For the purpose of this Agreement *** of the lowest price shall mean the monthly recurring charges based on the Voice Grade Equivalent/VH miles. WilTel may audit Customer's applicable business records one (1) time per year to ensure Customer's compliance with this Section 2.3. WilTel will give Customer at least ten (10) business days notice prior to any such audit, and Customer shall make available to WilTel during normal business hours all applicable records and personnel necessary for WilTel to perform the audit; provided that Customer may redact certain information that is confidential and instead provide a certification acceptable to WilTel that provides such information necessary for WilTel to verify Customer's compliance with this Section 2.3. Notwithstanding any other provision herein, if complying with the *** Threshold would cause Customer to be in violation of any other agreement(s), the *** Threshold will be reduced to the extent necessary for Customer not to be in violation of such agreement(s); provided that in no event with the *** Threshold be reduced to less than ***.

Article 3. Ordering and Provisioning of Service

3.1
Service Orders.

a.
All Services shall be requested on WilTel' Service Order forms in effect from time to time or on Customer's forms which have been previously accepted in writing by WilTel ("Service Order(s)"). Service Orders shall be transmitted and processed in accordance with the terms and conditions of this Agreement as well as any procedures set out in the applicable Service Schedule for a specific Service. WilTel shall accept any Service Order under this Agreement that complies with the terms and conditions set forth herein, subject to availability and credit approval at the time Customer places such Service Order.

a.
A Service Order is deemed accepted (subject to availability) by WilTel when WilTel' Service Delivery department transmits an electronic Order Confirmation Document ("OCD") to Customer indicating that WilTel is processing Customer's order.

b.
When a Service Order is placed, Customer will designate: (i) a requested start date ("Requested Start Date") for the Service; (ii) the desired term of the Service; (iii) the specific city pairs, if applicable; (iv) the bandwidth, if applicable; and (v) any other information necessary to enable WilTel to provide the Service. WilTel will make reasonable efforts to meet Customer's Requested Start Date. In the event that WilTel is unable to meet Customer's Requested Start Date, WilTel will notify Customer of the date when WilTel believes the Service will be available and Customer's Requested Start Date will be changed to reflect the number of days of delay or advance, as appropriate. Failure of WilTel to deliver by Customer's

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    Requested Start Date shall not constitute a default under this Agreement and WilTel shall not be liable to pay to Customer any penalties or damages for WilTel' failure to meet Customer's Requested Start Date, except for the delay credits set forth in Section 3.4.

  d.
  Any terms or conditions contained in Customer's acknowledgement or Service Order or elsewhere which conflict with, are different from, or are in addition to, the terms and conditions in this Agreement are hereby objected to by WilTel and shall not constitute part of this Agreement. No action by WilTel (including, without limitation, provision of Services to Customer pursuant to such Service Order) shall be construed as binding or estopping WilTel with respect to such term or condition.

3.2
Turn Up Acknowledgement.  WilTel will issue to Customer an electronic notice that Service is available ("Turn Up Acknowledgement" or "TUA"). The TUA will indicate that the relevant Service ordered through WilTel has been tested by WilTel and that the WilTel' Service meets or exceeds the Technical Specifications set forth in the relevant Service Schedule. The TUA will also set forth the date Customer's Service was available for use by Customer and upon which WilTel shall commence charging for the Service, provided that absent Customer's written acknowledgement, in no event will WilTel begin to invoice for the Services prior to the Customer's Requested Start Date ("Circuit Effective Billing Date").

3.3
Service Acceptance.  Customer shall be deemed to have accepted Service and WilTel shall begin billing for the Service as of the Circuit Effective Billing Date, provided that, if Customer notifies WilTel' Service Delivery Department in writing within three (3) business days of the Circuit Effective Billing Date that WilTel' Service is in material non-compliance with the applicable Technical Specifications and if, upon investigation, such material non-compliance is not due to Customer fault, then WilTel shall correct the non-compliance and make the appropriate adjustment to Customer's billings under this Agreement. The occurrence of any such non-compliance shall not constitute a default under this Agreement and WilTel shall not be liable to pay to Customer any penalties or damages resulting from any such non-compliance except for delay credits as set forth in Section 3.4, if applicable. Charges for Service begin accruing upon Circuit Effective Billing Date, regardless of whether Customer is actually using the Services, or is ready to test and accept the Services.

3.4
Implementation Intervals Remedies.

a.
It is WilTel's goal to provision WilTel Services within it standard service implementation intervals as set forth in the Schedule applicable to each type of Service. WilTel's standard service implementation intervals apply only to WilTel Private Line, Optical Wave and Metro Access Services and not Third Party Services.

b.
In the event WilTel fails to make Services available within its standard service implementation interval as stated in the applicable Schedule, Customer shall receive a pro-rata credit of the monthly recurring charge for such Service based on the number of days Service is delayed, such credit not to exceed ***. Customer shall not receive such credit and WilTel shall not be liable for any delay, if delay is due to the Customer, Third Party Local Access provider or as a result of a Force Majeure event as defined in Section 8.5 hereof. Notwithstanding anything to the contrary in this Agreement, in no event shall WilTel' failure to deliver William's Service within the periods set forth in the attached Schedules constitute a default under this Agreement.

c.
In the event WilTel fails to make Services available within its standard Service implementation interval as stated in the applicable Schedule Customer may cancel the Service Order for late delivery. Customer shall not have the right to cancel and WilTel shall not be liable for any delay, if delay is due to the Customer, Third Party Local Access provider or as a

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    result of a Force Majeure event as defined in Section 8.5 hereof. Notwithstanding anything to the contrary in this Agreement, in no event shall William's failure to deliver William's Service within the periods set forth in the attached Schedules constitute a default under this Agreement.

  d.
  Customer may either exercise its right to a delay credit pursuant to subsection (b) above or exercise it right to cancel the delayed Service pursuant to subsection (c) above but may not exercise both remedies. Customer agrees that the delay credit or the right to termination as set forth above is Customer's sole remedy and WilTel' sole liability in the event of any delay in providing such Service.

  e.
  Annual Implementation Interval Review.    WilTel agrees that it will, upon the request of Customer and no more often than annually, review the actual implementation intervals set forth in the attached Service Schedules, and may adjust installation intervals in accordance with:

  i)
  prevailing market implementation intervals at the time of the review; and

  ii)
  implementation intervals as published by other suppliers, delivering comparable telecommunication services that are substantially similar to the range of service offered by WilTel under this Agreement.

    If the parties agree to any such adjustment, such adjustment shall be effective upon written amendment and shall not apply to orders, which have already been submitted by Customer and accepted by WilTel.

3.5
Change of Service Order Date.  Customer may request a delay in the Start Date of an order, when WilTel receives the delay request a minimum of *** days prior to the due date and the requested delay does not exceed *** cumulative calendar days from the Service Orders initial Start Date. When Customer has delayed a Service Order for the maximum *** cumulative calendar days, the order may not be delayed again by Customer. Once the maximum *** day delay has been achieved, Customer has the option to (a) accept the billing for the Service Order, or (b) cancel the Service Order and pay the applicable cancellation charges for the facilities ordered. The billing or cancellation is effective on the *** cumulative calendar day of the delay. If Customer elects to accept billing the installation will be completed as soon as reasonably practical after Customer advises WilTel that the installation can be completed.

Article 4. Third Party Local Access Services

4.1
Third Party Local Access Services.  WilTel may obtain "Third Party Local Access Service" on behalf of Customer, which is defined as the telecommunications facilities or services connecting a Customer-designated termination point to a point of presence ("POP") designated by WilTel. The term Third Party Local Access Service, as used throughout this Agreement, may include both domestic U.S. and foreign Third Party Local Access Service. Customer shall execute a Letter of Agency, in a form provided by WilTel and agreed to by Customer authorizing WilTel to interact directly with the Third Party Local Access Service provider(s) to obtain the Third Party Local Access Service. Customer shall pay all charges including, without limitation, monthly charges, usage charges, installation charges, non-recurring charges, or applicable termination/cancellation charges, of the Third Party Local Access Service provider(s).

4.2
WilTel' Provisioning, Testing, and Charging for Third Party Local Access Services.  For Third Party Local Access Services ordered by WilTel, WilTel shall provision and conduct the initial testing of an interconnection between the WilTel' Service set forth in the Service Order and the Third Party Local Access Service. WilTel shall coordinate the installation of the Third Party Local Access Service with the WilTel' Service. Third Party Local Access Service charges shall accrue at the

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  then-current tariff rate (or the standard published rate, if there is no tariff rate) of the Third Party Local Access Service provider. If the applicable rate for Third Party Local Access Service is changed by the Third Party Local Access Service provider, such changes will be passed through to, and be borne by, Customer. In the event WilTel' Services are not ready at the same time as the WilTel' ordered Third Party Local Access Service, WilTel will not begin billing Customer for such Third Party Local Access Services until the related WilTel' Services are turned up.

4.3
Customer Ordered Third Party Local Access Service.  On a prospective basis beginning with the first order after the Effective Date of this Amendment, where Customer orders a POP to POP circuit and is providing its own Third Party Local Access Services from a vendor who has established entrance facilities in WilTel's POP ("Approved Vendor"), WilTel will use commercially reasonable efforts to include the cost of the dedicated entrance facilities on the Service Order if Customer provides the name of the Approved Vendor in advance in writing. If Customer desires to order Third Party Local Access Services from someone other than an Approved Vendor, Customer must get WilTel's prior written permission, which permission shall not be unreasonably withheld, conditioned or delayed, and WilTel will include the cost of the dedicated entrance facilities on the Service Order. In any such event, the Third Party Local Access Service provider shall directly bill Customer for such Services. If WilTel provides the Third Party Local Access Services, Customer will not be required to pay a separate dedicated entrance facility charge to WilTel. Customer shall ensure that the Customer-ordered Third Party Local Access Services are turned up at the same time as the WilTel's Services. If the Customer-ordered Third Party Local Access Services are not ready as of the Circuit Effective Billing Date, Customer shall nonetheless be obligated to pay for WilTel's Services as of the Circuit Effective Billing Date. Except for this Section 4.3, with respect to dedicated entrance facility charges, Article 4 of the Agreement shall have no application to the provision of Metro Private Line Services under Schedule 13.

Article 5. Payment Terms and Charges

5.1
Monthly Billing.  WilTel provides and charges for Service on a monthly basis in U.S. dollars. Usage sensitive charges are billed in arrears and fixed monthly recurring charges, if any, are billed one (1) month in advance. Unless WilTel requires payment in advance, charges for installation charges and other non-recurring charges shall be billed in WilTel' next invoice cycle and are due and payable in accordance with section 5.2 below.

5.2
Due Date and Invoice.  All amounts stated on each monthly invoice are due and payable in U.S. dollars within thirty (30) calendar days of the date of the receipt of the invoice ("Due Date"). Customer agrees to accept delivery of such invoice electronically via e-mail. Customer agrees to remit payment via Automated Clearinghouse ("ACH") or wire transfer to Williams Communications, LLC in care of: Bank of Oklahoma, Tulsa, OK, ABA # 103900036, Account # 010649443 (Williams Communications, LLC), or such other bank or account as WilTel may in writing direct Customer to remit payment. In the event Customer fails to make full payment of undisputed amounts by the Due Date, Customer shall also pay a late fee in the amount of the lesser of (i) one and one-half percent (1 1/2%) per month or (ii) the maximum lawful monthly rate under applicable state law, of the unpaid balance which amount shall accrue from the date of the invoice. Customer acknowledges and understands that all charges are computed exclusive of any Additional Charges (as defined in Section 5.8(a)). Such Additional Charges shall be paid by Customer in addition to all other charges provided for herein.

5.3
Adjustments.  WilTel may make billing adjustments for WilTel Services for one-hundred-eighty (180) calendar days after the Due Date or after the date Service is rendered, whichever is later. WilTel may make billing adjustments for Third Party Services for a period of two (2) years.

5.4
Intentionally Omitted.

5.5
Billing Disputes.  If Customer in good faith disputes any portion of an invoice it must pay the undisputed amount of the invoice on or before its Due Date and provide written notice to WilTel of the billing dispute within sixty (60) calendar days thereafter. Such notice must include documentation substantiating the dispute. Customer's failure to notify WilTel, of a dispute shall be deemed to be Customer's acceptance of such charges. The parties will make a good faith effort to resolve billing disputes as expeditiously as possible. If a dispute is resolved in favor of Customer, Customer shall receive a credit on their next bill for the amount determined to be due, if not, the additional sum due shall be payable no later than thirty (30) days following a determination that it is due.

5.6
Validation of Credit.  WilTel reserves the right to determine the creditworthiness of Customer through available verification procedures or sources and Customer hereby consents to WilTel obtaining credit information regarding the Customer, its owners and affiliates.

5.7
WilTel' Right to Assurance.

a.
If at any time WilTel deems Customer to be uncreditworthy, or there is a material adverse change in Customer's creditworthiness or a material adverse change in Customer's financial position, then in addition to any other remedies available to WilTel, WilTel may elect, in its sole discretion, to demand reasonable assurance of payment from Customer, including, without limitation, prepayment for Services, weekly payment for Services, the posting of a Letter of Credit ("LOC") under terms similar to the terms or the prior LOC (excluding amount), the posting of a deposit and executing an agreement with WilTel regarding the use of any such deposit ("Deposit Agreement"), such Deposit Agreement to be in form and substance acceptable to WilTel, or other assurance acceptable to WilTel in its sole discretion. Notwithstanding anything to the contrary and without limiting any of WilTel's rights herein, WilTel will review Customer's financial position upon the earlier of i) three months after the Effective Date, or ii) when less than *** of the *** Prepayment, as defined in Section 5.10, is remaining; and if Customer's financial position, in WilTel's sole discretion, has not materially improved from the Effective Date, WilTel reserves the right to demand reasonable assurance of payment. Notwithstanding the foregoing, WilTel will not exercise its rights to demand reasonable assurance of payment from Customer until less than *** is remaining in the *** Prepayment.

b.
A material adverse change in Customer's creditworthiness shall include, but not limited to: (i) Customer's default of its obligations to WilTel under this Agreement; (ii) failure of Customer to make full payment of charges due hereunder on or before the Due Date on two (2) or more occasions during any period of twelve (12) or fewer months; (iii) acquisition of Customer (whether in whole or by majority or controlling interest) by an entity which is insolvent or which is subject to insolvency proceedings, or which owes past due amounts to WilTel or any WilTel affiliate, or which is a materially greater credit risk than Customer; or (iv) the legal insolvency of Customer.

c.
If Customer's financial statements are not public information or have not otherwise been made available to WilTel, then, upon WilTel' request, Customer shall provide its most current audited and unaudited financial statements.

d.
If Customer has not provided WilTel with (i) its financial statements within five (5) calendar days of WilTel' request therefore and Customer's financial statements are not public information or (ii) in the event of a WilTel demand for assurance of payment, assurance satisfactory to WilTel within five (5) calendar days of WilTel' notice of demand for such assurance, then, in addition to any other remedies available to WilTel, WilTel shall have the option, in its sole discretion, to exercise one or more of the following remedies: (x) cause the start of any Service described in any previously executed Service Order to be delayed pending

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    receipt of such financial statements or of the satisfactory assurance; or (y) decline to accept a Service Order or other requests from Customer to provide Service; or (z) suspend all or any portion of the Service then being provided after giving Customer five (5) calendar days prior written notice. If Customer provides satisfactory assurance during the five (5) calendar day notice period, WilTel will not suspend any Service.

5.8
Charges for Services.  Except for monthly recurring charges set forth on the Rate Sheet or the applicable Quote,, all charges for Services shall be as set forth in this Agreement and may be established on an individual case basis as contemplated herein and shall be those in effect as of the date WilTel accepts the Service Order unless the charges are otherwise specifically set forth in attached Service Schedules. Customer shall be liable for all charges (recurring and non-recurring) for Services provided by WilTel and by Third Party Providers. Additionally, Customer shall incur charges in those circumstances in which extraordinary costs and expenses are generated by Customer and reasonably incurred by WilTel beyond those normally associated with the Services, including but not limited to, the following: (a) Customer's request to expedite Service availability to a date earlier than WilTel' published installation interval or a previously accepted start date; (b) Service redesign or other activity occasioned by receipt of inaccurate information from Customer; (c) reinstallation charges following any suspension of the Service for cause by WilTel; and (d) Customer's request for use of routes or facilities other than those selected by WilTel for provision of the Service.

5.9
Rate Sheet.  For those telecommunication Services identified in the attached Service Schedules, WilTel will provide Customer with a schedule that sets forth monthly recurring rates and charges for the Services (the "Rate Sheet"). WilTel will update the Rate Sheet quarterly. The monthly recurring rates and charges set forth in the Rate Sheet will apply for the requested Service ordered by Customer and accepted by WilTel, unless the parties agree to different rates and charges, which will be determined on an individual case basis ("ICB"). In any event the applicable rates and charges will be set forth on Customer's Service Order.

5.10
Credit. Concurrent with the execution of this Agreement, the parties are executing a Settlement Agreement, which provides that WilTel will submit to the issuing bank a written notice canceling Customer's existing *** Letter of Credit ("Letter of Credit") issued in favor of WilTel. On the same day Customer wire transfers WilTel *** as a prepayment for Services (the "*** Prepayment"), WilTel will return the Letter of credit to the issuing bank together with a letter unconditionally and immediately canceling the Letter of Credit, causing the *** to be returned to Customer. In the first billing month after the *** Prepayment is received and in each month thereafter, WilTel will apply a credit equal to the monthly recurring rates and charges for Services invoiced to Customer from WilTel, until the *** Prepayment is fully used.

5.11
Taxes.

a.
If any sales taxes, valued added taxes or other charges or impositions are asserted against WilTel after, or as a result of, Customer's use of Services by any local, state, national, international, public or quasi-public governmental entity or foreign government or its political subdivision, including without limitation, any tax or charge levied to support the federal Universal Service Fund contemplated by the Telecommunications Act of 1996, or any state or foreign equivalent ("Additional Charges"), Customer shall be solely responsible for such Additional Charges. Customer agrees to pay any such Additional Charges and hold WilTel harmless from any liability or expense associated with such Additional Charges.

b.
If Customer has been granted a tax exemption for taxes in a given jurisdiction, then WilTel shall not bill Customer for such taxes if Customer provides WilTel with written verification of such tax exemption acceptable to WilTel and properly issued by the relevant taxing jurisdiction. Service provided hereunder shall also not be subject to contribution

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    to any universal service program if Customer provides WilTel with written verification or exemption certificate, acceptable to WilTel for the relevant jurisdiction, that the Service will be resold by Customer and that the revenues from such resale shall be subject to the universal service program's contribution requirements. If any jurisdiction, in conjunction with any universal service program, assesses any charges against, or seeks any contributions from, WilTel in connection with any of the Service provided hereunder, Customer shall indemnify WilTel against any such assessments or contributions.

Article 6. Suspension and Termination

6.1
Suspension Of Service.

a.
In the event payment in full is not received from Customer on or before the Due Date, WilTel shall have the right: (i) upon providing a minimum of five (5) business days written notice (the "Suspension Notice"), to suspend or block, at any time after such Suspension Notice, all or any portion of all the Services then being provided to Customer; and (ii) to immediately place any pending Service Orders on hold, and to decline to accept any new Service Orders or other requests from Customer to provide Service commencing on the day that WilTel issues the Suspension Notice to Customer. If WilTel receives the entire past due amount within the five (5) business days notice period, then Customer's Service shall not be suspended. WilTel may continue such suspension until such time as Customer has paid in full all charges then due, including any reinstallation charges and/or late fees as specified herein. Following such payment, WilTel shall reinstate Customer's Services subject to WilTel' Right to Assurance as provided above in Section 5.6.

b.
Suspension of Services as set forth in this Section shall not affect Customer's obligation to pay for the Services.

6.2
Termination of Service.

a.
In addition to its other termination rights hereunder, and with respect to all Services, either party may immediately disconnect any Services in whole or in part if WilTel determines that such Services violate any law, statute, or ordinance, including the Communication Act of 1934 (as amended), or that the imposition of any statute, or promulgation of any rule, regulation, or order of the Federal Communications Commission or other governing body makes WilTel' performance under this Agreement commercially impracticable.

b.
Except where Customer is in default, WilTel recognizes that, upon the expiration or termination of this Agreement or any Service as defined in Section 2.1 and 2.2, a successor vendor may be retained to provide replacement telecommunication service to Customer. During Customer's migration to the successor vendor following the expiration or termination of this Agreement or a Service, WilTel shall reasonably cooperate with Customer and the successor vendor in the development and execution of a plan for the orderly and efficient transition to the successor vendor.

6.3
Termination of Agreement.

a.
Termination of Agreement For Cause.    Except for an event of non-payment by Customer hereunder which is addressed in subsection (b) below, either party may terminate this Agreement if the other is in default of any material obligation contained herein, which default has not been cured within thirty (30) calendar days following the receipt of notice of such default setting forth the specifics of such default. The failure of any particular Service or Services to comply with the Technical Specifications set forth individually for each Service in the attached Service Schedules shall not be deemed a default by WilTel, but may obligate WilTel to provide Customer with Outage Credits, if applicable, under the relevant Service

    Schedule. Such Outage Credits and right to terminate for excessive outages, if applicable, shall be Customer's sole and exclusive remedy for any failure of the Services. Termination of this Agreement for cause does not relieve Customer of any obligations to pay WilTel for charges accrued for Service which has been furnished up to the time of termination nor does it relieve the Customer of all applicable cancellation and/or disconnection charges.

  b.
  Termination of Agreement For Non-payment.    In the event any amount payable by Customer has not been received in full by WilTel on or before the Due Date (except for amounts disputed by Customer in accordance with Section 5.4 Billing Disputes), WilTel shall have the right to terminate this Agreement ten (10) calendar days' written notice to the Customer. Termination of this Agreement pursuant to this subsection shall not relieve Customer of any obligations to pay WilTel for charges accrued for Service which has been furnished up to the time of termination nor does it relieve the Customer of all applicable cancellation and/or disconnection charges. The remedies available to WilTel for any such termination of the Agreement for non-payment shall be to collect from Customer all amounts due under this Agreement including but not limited to all applicable Early Termination, cancellation and/or disconnection charges.

  c.
  Termination Due To Government Action.    Notwithstanding the foregoing, and upon written notice consistent with the mandate put forth by the applicable governmental authority or commission, to the other party, either Customer or WilTel shall have the right, without incurring an Early Termination Charge or other liability to the other party, to immediately disconnect the affected portion of any Service, if WilTel is prohibited by governmental authority from furnishing or Customer is prohibited from using such portion, or if any material rate or term contained herein and relevant to the affected portion of any Service is substantially changed by order of the highest court of competent jurisdiction to adjudicate the matter, the Federal Communications Commission, or other local, state, federal, or foreign government authority.

6.4
Termination Charges.

a.
Early Termination Charge.    If Customer desires to disconnect any Service after installation, Customer may do so by providing written notification to WilTel thereof thirty (30) days in advance of the effective date of the disconnection. In the event of such disconnection, Customer shall pay to WilTel an "Early Termination Charge" in an amount equal to the monthly recurring charge for such disconnected Service multiplied by the number of months in the relevant Service Term, less the charges for such Service actually paid by Customer through the effective date of the disconnection plus any non-recurring payments not yet paid by Customer together with any termination liability associated with Third Party Local Access Service or any other Third Party Service.

b.

            I.    Portability.    Provided that Customer is in compliance with the terms and conditions of the Agreement, Customer shall have the option to disconnect a circuit wholly on WilTel's owned and operated network prior to the completion of its minimum service term and order one or more new circuits also wholly on WilTel's owned and operated network as a replacement, subject to availability, without incurring the Early Termination Charge set forth above. For purposes of this Agreement, WilTel's owned and operated network will include facilities leased to WilTel under an IRU agreement. The replacement circuit(s) must be for the same or greater remaining *** as the circuit being replaced and the replacement circuit must be ordered by Customer within *** days after the date on which Customer provides WilTel with written notice of termination. The value of the circuits listed on Exhibit A shall be calculated after the original circuit terms have been decreased to 6 months in accordance with

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    Section 2.2(b) above. The minimum circuit term for replacement circuit(s) will be *** months. If Customer exercises this portability option, Customer will be liable for, if applicable: (i) all termination liability charges for Third Party Local Access Services or any other Third Party Services or provided facilities that are impacted by the replacement of the circuit; (ii) installation charges due to WilTel as set forth in the attached Service Schedules; and (iii) any one (1) time Third Party Local Access Service charges and the new monthly recurring Third Party Local Access Service charges.

            II.    Service Term Adjustment.    After any Existing Circuit has been in effect for a period of at least twelve (12) months and provided that Customer is in compliance with the terms and conditions of the Agreement, Customer shall have the option to adjust the initial Service Term to a period equal to six months ("Adjusted Service Term"). The Adjusted Service Term applicable to an Existing Circuit(s) will start concurrently with the turn up and acceptance date of the new circuit or circuit(s). Customer shall effectuate the adjustment by placing a Service Order for a new circuit(s) wholly on WilTel' owned and operated network, subject to availability. For purposes of this Agreement WilTel owned and operated network will include facilities leased to WilTel under an IRU agreement. The new circuit(s) must be for: a) a minimum Service Term of twelve months, b) the same or greater total Service Term value, and c) the same or greater monthly recurring charge as the adjusted Existing Circuit(s). If Customer exercises this Service Term adjustment option, it will only be applicable to the inter-exchange portion of the adjusted circuit that is wholly on WilTel owned and operated network. Customer remains liable for Third Party charges including, without limitation, any Third Party local access termination charges, which will be passed through to the Customer. The new circuits shall be subject to ordering and provisioning as provided in Article 3 herein. For example: If Customer has (3) DS-3s which have been in effect for at least 12 months with 24 months remaining on the Service Term and the remaining Service Term value of the DS-3s is $60,000, Customer may adjust the Service Term of those DS-3s to 6 months by placing a Service Order and by accepting Service of a circuit or circuits pursuant to Section 3.3 herein, that have: 1) a twelve month term and 2) a total MRC greater than or equal to those DS-3s and 3) a Service Term value greater than or equal to $60,000. The Service Term value shall be determined by multiplying the monthly recurring charge by the number of months remaining in the original Service Term for the applicable Existing Circuit(s).

  c.
  Service Migration.    If customer wishes to upgrade to a higher bandwidth of service, Customer has forty-five (45) days from the turnup of the higher bandwidth circuit in which to groom existing circuits onto the higher bandwidth of service. During this forty-five (45) day period, the Customer will not be billed for the higher bandwidth. After the forty-five (45) day period from circuit turnup, billing for the higher bandwidth circuit commences, whether or not if the existing circuits have been disconnected and groomed onto the larger bandwidth.

  d.
  Technology Migration.    If, as a result of technological changes or improvements, Customer's services provided under the Agreement may be changed or improved upon, WilTel agrees to allow Customer to migrate to new services as it applies under Section 6.4 (b) Portability.

  f.
  Liquidated Damages.      Customer agrees that the actual damages in the event of a disconnection pursuant to this Section 6.4 would be difficult or impossible to ascertain, and that the Early Termination Charges, if any, in this Section 6.4 are intended to establish liquidated damages only and are not intended as penalties.

Article 7. Limitation of Liability

        IN THE EVENT OF ANY BREACH OF THIS AGREEMENT OR ANY FAILURE OF THE SERVICES, WHATSOEVER, NEITHER WILTEL NOR ANY WILTEL' PROVIDER (AS DEFINED IN

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SECTION 8.4 INDEMNITY) SHALL BE LIABLE FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, ACTUAL, INCIDENTAL, PUNITIVE OR ANY OTHER DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, EVEN IF WILTEL OR THE WILTEL PROVIDER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE OR LOSS. THIS LIMITATION ON DIRECT DAMAGES SHALL NOT LIMIT CUSTOMER'S RIGHT TO RECEIVE OUTAGE OR DELAY CREDITS IF APPLICABLE AND SHALL NOT LIMIT WILTEL LIABILITY FOR INDEMNITY OR CONFIDENTIALITY OBLIGATIONS PURSUANT TO THIS AGREEMENT. EXCEPT FOR AMOUNTS DUE PURSUANT TO THIS AGREEMENT, IN NO EVENT SHALL CUSTOMER BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, OR, PUNITIVE DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, EVEN IF WILTEL PROVIDER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE OR LOSS.

Article 8. General

8.1
Exclusive Remedies.  Except as otherwise specifically provided for herein, the remedies set forth in this Agreement comprise the exclusive remedies available to either party at law or in equity.

8.2
Warranty and Disclaimer of Warranty.  WILTEL MAKES NO WARRANTY WITH RESPECT TO THE SERVICE OR ITS PERFORMANCE UNDER THIS AGREEMENT UNLESS EXPRESSLY SET FORTH IN THIS AGREEMENT, INCLUDING THE ATTACHED SERVICE SCHEDULES. WILTEL MAKES NO WARRANTY WITH RESPECT TO SWITCHED AND CARRIER VOICE SERVICES. WITH THE EXCEPTION OF THE EXPRESS WARRANTIES, IF ANY, SET FORTH IN THE SERVICE SCHEDULES, WILTEL DISCLAIMS ALL WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NO WARRANTY IS MADE OR PASSED ON WITH RESPECT TO ANY THIRD PARTY SERVICES.

8.3
Compliance with Law.  Each Party agrees that its provision of and/or use of the Services shall be in accordance, and comply, with all applicable laws, regulations, and rules and that it shall obtain all approvals, consents and authorizations necessary to conduct its business and initiate or conduct any transmissions over any Services covered by this Agreement. Each Party may, exercisable in its sole discretion, disconnect any Service or restrict any transmission, if such actions are reasonably appropriate to assure that is not in violation of any civil or criminal law, regulation or rule.

8.4
Indemnity.

a.
Customer and WilTel shall defend, indemnify and hold harmless the other and their respective officers, directors, employees, contractors and agents against and from any and all claims for damage to tangible property or bodily injury, including claims for wrongful death, to the extent that such claim arises out of the gross negligence or willful misconduct of the respective indemnifying Party, its employees, agents, or contractors in connection with this Agreement or the provision of Services hereunder.

b.
Customer and WilTel will defend, indemnify and hold harmless the other Party and their respective officers, directors, employees, contractors and agents against and from any loss, debt, liability, damage, obligation, claim, demand, judgment or settlement of any nature or kind, known or unknown, liquidated or unliquidated, including without limitation, all reasonable costs and expenses incurred including all reasonable litigation costs and attorneys' fees (collectively, "Damages") arising out of, resulting from or based upon any complaint, claim, action, proceeding or suit of any third party, including any governmental authority, (a "Claim"), to the extent such Claim arises from or is based on the indemnifying Party's violation of any law or any rule or regulation.

  c.
  Customer will defend, indemnify and hold harmless WilTel and its respective officers, directors, employees, contractors and agents for all Damages resulting from any Claims by any third party or end user for who is using the Services through Customer, including without limitation, any Claims by such end users for damages arising or resulting from any defect or failure to provide the Services.

  d.
  Customer will defend indemnify and hold harmless WilTel and its respective officers, directors, employees, contractors and agents for all Damages resulting from any Claims by any third party arising out of the content transmitted over WilTel' network or otherwise including but not limited Claims relating to any violation of copyright law, export control laws, failure to procure any necessary consents, or that such transmissions are libelous, slanderous, an invasion or privacy or illegal.

  e.
  If the equipment and facilities used in furnishing the Services to Customer pursuant to this Agreement infringe any United States copyright, patent, trade secret or any other intellectual property rights, WilTel shall indemnify, defend and hold Customer harmless from and against any claims made as a consequence of any such infringement However, WilTel obligation to indemnify, defend, and hold harmless Customer will not apply if any such infringement arises due to (a) the modification or combination of such equipment and facilities with (i) equipment or facilities furnished by Customer, or (ii) equipment or facilities of WilTel or its third party supplier's network, or (b) Customer's use of the Services in violation of this Agreement. Moreover, if the equipment or facilities furnished by WilTel to provide the Services under this Agreement becomes, or in WilTel opinion is likely to become, the subject of a claim of infringement, or if Customer's use of the Services is finally enjoined or in WilTel opinion is likely to be enjoined, WilTel may in its sole discretion provide alternate Services which are not subject to the claim of infringement. If WilTel elects not to provide alternate Service(s), Customer may terminate the Service without liability for the Early Termination Charge set forth in Section 6.4 of the Agreement. However, Customer shall be liable for any termination liability associated with Third Party Local Access Service or any other Third Party Service associated with such disconnection.

  f.
  The indemnified Party shall promptly notify the indemnifying Party in writing of any claims, which are subject to the terms of this Section 8.4. The indemnified Party shall have the right at its own expense to appoint its own counsel who shall be entitled to participate in any settlement negotiations or litigation regarding any matter for which it is entitled to be indemnified hereunder. The indemnifying Party shall not agree to any settlement or consent to any decree, order or judgment without obtaining the consent of the indemnified Party which consent shall not be unreasonably withheld.

8.5
Force Majeure.  If either party's performance of this Agreement or any obligation (other than the obligation to make payments) hereunder is prevented, restricted or interfered with by causes beyond its reasonable control including, but not limited to, acts of God, fire, explosion, vandalism, cable cut, power outage, storm or other similar occurrence including rain fade or other atmospheric conditions, any law, order, regulation, direction, action or request of any government, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more of said governments, or of any civil or military authority, or by national emergencies, insurrections, riots, wars, acts of terrorism, strikes, lockouts or work stoppages or other labor, supplier failures, shortages, breaches or delays, then the party that is unable to perform or meet its obligations due to such causes shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction or interference. The party that is unable to perform or meet its obligations due to such causes shall use commercially reasonable efforts under the circumstances to avoid and remove such causes of non-performance and shall proceed to perform with reasonable dispatch whenever such causes cease. In the event the force majeure event prevents the use of any circuit provided as part of the WilTel' Services and such force majeure event continues for a period of sixty (60) days, then either party may disconnect the affected circuit without incurring liability except for Customer's liability for any charges of a Third Party Provider that are incurred by WilTel will be passed through to Customer.

8.6
Proprietary Information.

a.
WilTel and Customer understand and agree that the terms and conditions of this Agreement and all documents referenced herein (including invoices to Customer for Services provided hereunder) are confidential as between Customer and WilTel. Neither Customer nor WilTel shall disclose such information to any third party without the prior written consent of the other, except as provided in Section 8.6(c) below.

b.
In addition to the matters covered under clause a. above, when confidential information is furnished in a tangible form by one party to the other, the disclosing party shall mark the information in a manner to indicate that it is considered confidential. When information deemed to be confidential is provided orally, the disclosing party shall, at the time of disclosure, clearly identify the information as being confidential. If the disclosing party fails to identify information as confidential, such disclosing party may correct the omission by later notice consisting of a writing or statement, and the receiving party shall only be liable for unauthorized disclosures of such confidential information made subsequent to said notice. All information identified as confidential pursuant to this clause b. shall not be disclosed by the receiving party to any third party without the written consent of the disclosing party, except as provided in Section 8.6(c) below.

c.
The party to whom confidential information is disclosed shall have no obligation to preserve the confidential nature of such information if it: (i) was previously known to such party free of any obligation to keep it confidential; (ii) is or becomes publicly available by other than unauthorized disclosure; (iii) is developed by or on behalf of such party independent of any information furnished under this Agreement; or (iv) is received from a third party whose disclosure does not violate any confidentiality obligation. Each Party may disclose confidential information regarding its relationship with the other party to commercial lenders who have specifically agreed to hold such information in confidence. In addition, a party may disclose confidential information provided to it by the other party if such disclosure is made pursuant to the requirement or request of a recognized stock exchange or of a governmental agency or court of competent jurisdiction to the extent such disclosure is required by a valid law, regulation or court order, and provided further, that, prompt notice thereof is given (unless such notice is prohibited by law) to the disclosing party of any such requirement or request.

8.7
Representations.

a.
Unless WilTel specifically offers an intrastate Service as set forth in an applicable Service Schedule, WilTel requires that more than ten percent (10%) of the transmissions on each circuit shall be interstate transmissions or foreign transmissions as those terms are defined in 47 U.S.C. Sections 153(17) and 153(22). WilTel and its affiliates shall not be obligated to make available intrastate Service, e.g., any Service on a circuit with end points within a single state or service on a circuit which originates/terminates at points both of which are situated within a single state unless Customer represents in writing that such interexchange Service or circuits shall be used to carry more than ten percent (10%) interstate or foreign telecommunications. If it is determined at any time that such Service or circuit is subject to regulation by a U.S. State regulatory agency, the Service or circuit may be provided by WilTel or its affiliates pursuant to applicable state laws, regulations and applicable tariffs, or WilTel and its affiliates may discontinue provision of the affected Service or circuit.

  b.
  Use of Services.

  (i)
  Customer represents that it is a telecommunications carrier under the Communications Act of 1934, as amended or under the laws of the jurisdiction where it operates. The parties do not contemplate, as of the Effective Date, the filing of any tariff as to the Services provided under this Agreement, however, in the event that due to a court or agency ruling, or change in applicable law or regulation, this Agreement becomes subject to a requirement of an FCC tariff, then WilTel will file a contract tariff with the FCC incorporating all of the material terms and conditions of this Agreement, including pricing, and the parties agree to abide by that contract tariff. Service may also be subject to tariffs in jurisdictions outside of the United States, and WilTel' reserves the right to make its provision of Services subject to such tariff terms. Customer represents that it has taken all actions required by the FCC to operate as a telecommunications carrier under the Communications Act of 1934, as amended. Customer may engage in resale of international private lines for the provision of a switched, basic telecommunication service only upon authorization from the FCC under Section 214 of the Communications Act of 1934, as amended, and provided that the private line is used only (i) on a route where Customer exchanges switched traffic with a foreign carrier that the FCC has determined lacks market power; or (ii) on any route for with the FCC has authorized the provision of switched services over international private lines. Service shall not be used for any unlawful purpose.

  (i)
  Customer is responsible for ensuring that it and its customers comply with WilTel's Acceptable Use Policy ("AUP") and Customer agrees to be bound by the AUP as set forth in Exhibit B. Any material violation of the AUP shall constitute a breach of this Agreement.

  c.
  Customer Facilities.    Customer has sole responsibility for installation, testing and operation of facilities, services and equipment ("Customer Facilities") other than those specifically provided by WilTel as part of the Services as described in a Service Order. In no event will the untimely installation or non-operation of Customer Facilities relieve Customer of its obligation to pay charges for the Services after Customer's acceptance or deemed acceptance.

  d.
  Universal Service Exemption.    During the Term or Renewal Term of this Agreement, Customer shall provide WilTel, on a semiannual basis, a universal service exemption certificate within thirty (30) days of the Customer's filing of the universal service filing made with the appropriate federal agency, evidencing that the Customer is required to contribute to the federal Universal Service Fund. Customer agrees that failure to provide such an exemption authorizes WilTel to begin billing Customer prospectively for Universal Service Fund contributions pursuant to the applicable contribution factor (revised quarterly), plus an administrative charge of one percent (1%).

8.8
Title to Equipment.  This Agreement shall not, and shall not be deemed to, convey to the other party title of any kind to any of the transmission facilities, digital encoder/decoders, telephone lines, microwave facilities or other facilities utilized in connection with the Services.

8.9
Notices.  All legal notices to be sent to a party pursuant to this Agreement shall be in writing and deemed to be effective upon (i) personal delivery, (ii) three (3) business days after mailing certified mail return receipt requested if mailed within the domestic U.S., or (iii) one day after mailing by express mail priority, next-day delivery. The Full Business Address for purposes of notice under this Section as well as telephone voice and facsimile numbers shall be:

WilTel Communications, LLC 100 South Cincinnati One Technology Center, 6th Floor Tulsa, Oklahoma 74103 Telephone: (918) 547-2005 Fax: (918) 547-0460 Attention: Contract Management	Universal Access, Inc. 233 South Wacker Drive, Suite 600 Chicago, Illinois 60606 Telephone: (312) 660-5000 Fax: (312) 660-1290 Attention: General Counsel
With a copy to: General Counsel WilTel Communications, LLC One WilTel Center, 41st Floor Tulsa, Oklahoma 74172 Telephone: (918) 573-5057 Fax: (918) 573-3005	For billing issues to: Universal Access, Inc 23 South Wacker Drive, Suite 600 Chicago, Illinois 60606 Telephone: (312) 881-4140 Fax: (312) 660-6296 Attention: Controller
8.10
Written Amendment. Any addition, deletion or modification to this Agreement shall not be binding on either party except by written amendment executed by authorized representatives of both parties.

8.11
No Venture. The provision of Services shall not create a partnership or joint venture between the parties. The parties hereto are independent contractors.

8.12
Assignment. Customer shall not assign or otherwise transfer its rights or obligations under this Agreement without the prior written consent of WilTel, which shall not be unreasonably withheld. However, Customer may assign or otherwise transfer this Agreement, upon notice to WilTel, to an entity that acquires a controlling interest in Customer through assignment, merger, sale or other transfer (provided that, prior to assignment or transfer, (i) Customer is not in breach of this Agreement and no amounts due under this Agreement are past due, (ii) such entity is reasonably determined by WilTel to be at least as creditworthy as Customer and (iii) that such entity is subject to Section 5.5, Validation of Credit). Any assignment or transfer of Customer's rights or obligations inconsistent with this paragraph shall entitle WilTel to terminate the Services or Third Party Local Access Services provided hereunder at its option upon ten (10) days prior written notice to Customer in accordance of 6.3 (a).

8.13
Choice of Law. This Agreement shall be governed by the laws of the State of New York, U.S. without regard to choice of law principles.

8.14
Interpretation. No rule of construction requiring interpretation against the draftsman hereof shall apply in the interpretation of this Agreement.

8.15
Priority of Agreement and Schedules. In the event of any inconsistency between or among a Service Order, a Service Schedule, this Agreement and any applicable tariff, the following order of precedence shall prevail (from highest priority to lowest): the applicable tariff, if any, this Agreement, a Service Schedule, a Service Order, and Exhibits.

8.16
No Third Party Beneficiary. The provisions of this Agreement are for the benefit only of the parties hereto, and no third party may seek to enforce or benefit from these provisions.

8.17
Costs and Attorneys' Fees. If a proceeding is brought for the enforcement of this Agreement or because of any alleged or actual dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other reasonable costs and expenses incurred in such action or proceeding in addition to any other relief to which such party may be entitled.

8.18
Severability. If any term or provision of this Agreement shall, to any extent, be determined to be invalid or unenforceable by a court or body of competent jurisdiction, then (a) both parties shall be relieved of all obligations arising under such provision and this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it valid and enforceable while preserving its intent, and (b) the remainder of this Agreement shall be valid and enforceable.

8.19
No Waiver. The failure of either party to enforce any provision hereof shall not constitute the permanent waiver of such provision.

8.20
Publicity and References. Subject to Section 8.6 Proprietary Information, the parties contemplate and agree that publication of information relating to this Agreement may occur through press releases, articles, interviews, marketing materials, online materials, and/or speeches ("Publicity"). Both parties must approve the content of any such Publicity prior to its publication, which approval shall not be unreasonably withheld. No public statements or announcements relating to this Agreement shall be issued by either party without the prior written consent of the other party.

8.21
Headings. Descriptive headings contained in this Agreement are for convenience and not intended as substantive portions of the Agreement. Such headings shall have no affect upon the construction of the Agreement.

8.22
Industry Terms. The parties intend that words having well-known technical or trade meanings shall be accorded such meaning, unless expressly defined otherwise.

8.23
Definitions. For purposes of this Agreement, capitalized words and phrases shall have the respective meanings assigned to them in this Agreement.

8.24
Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Facsimile signatures shall be deemed original signatures.

8.25
General Applicability of Provisions. Unless expressly excluded, all terms of this Agreement are applicable to all sections of this Agreement, notwithstanding the specific reference to such a term in any other particular section.

8.26
Intellectual Property Rights. Unless otherwise specifically agreed in writing by the parties, each party shall retain all right, title and interest in and to any intellectual property associated with the provision of Services. If it should be necessary for a party to practice any patent, copyright, trade secret or other non-trademark intellectual property of the other party to avail itself of the Services, the parties shall negotiate in good faith a license with respect to such intellectual property. Each party acknowledges that the other party's name is proprietary to the other party. This Agreement does not transfer, and confers no right to use, the name, trademarks (including service marks), patents, copyrights, trade secrets, other intellectual property of either party, except as expressly provided herein. Neither party shall take any action inconsistent with the intellectual property rights of the other party.

8.27
Survival of Terms. No termination of this Agreement shall affect the rights or obligations of either party: (a) with respect to any payment for services rendered before termination or credits or refunds owed; or (b) pursuant to other provisions of this Agreement that, by their sense and context, are intended to survive termination of this Agreement, including without limitation, indemnification and limitation of liability.

8.28
Merger/Integration. This Agreement consists of all the terms and conditions contained herein and in documents incorporated herein specifically by reference. This Agreement constitutes the complete and exclusive statement of the understanding between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to Services provided hereunder, including the MSA dated October 1, 2001. This Agreement is not intended to supersede those Agreements entered into by the parties contemporaneously herewith.

[Remainder of page left intentionally blank]

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Master Services Agreement effective as of the day and year first above written. The offer expressed in this Agreement is extended to Customer for thirty (30) calendar days from date of WilTel' signature, but such offer shall expire immediately following such thirty (30) calendar day period.

UNIVERSAL ACCESS, INC.:	WILTEL COMMUNICATIONS, LLC:

/s/ BRIAN CODERRE Signature of Authorized Representative	/s/ T.J. GALLAGHER Signature of Authorized Representative
Brian Coderre Printed Name	T.J. Gallagher Printed Name
Controller Title	Vice President Title
March 14, 2003 Date of Signature	March 14, 2003 Date of Signature

Exhibit A

Circuits having their Service Order term reduced to six months

Circuit ID	Circuit Status	Term in Months	Product Type	Date Completed	Service Type	Location A City	Location Z City
TWC0000653	Active	60	DS3	13-Nov-98	Private Line	Columbus	Washington
TWC0000665	Active	60	DS3	19-Nov-98	Private Line	Chicago	Detroit
TWC0000666	Active	60	DS3	5-Nov-98	Private Line	Cleveland	Detroit
TWC003115	Active	60	DS3	25-May-99	Private Line	Boston	Manhattan
TWC136842	Active	60	DS3	30-Dec-99	Private Line	Los Angeles	San Diego
TWC262353	Active	60	DS3	23-Jun-00	Private Line	Charlotte	McLean
TWC262924	Active	60	DS1	24-May-00	Private Line	New York City	Philadelphia
TWC417182	Active	60	DS1	25-Jan-01	Private Line	Herndon	Minneapolis

Exhibit B

Service Delivery Process and Acceptable Use Policy

Customer Service
Service Delivery Processes

Service Orders and Provisioning of Circuits

        Data Circuits and Voice Grade Dedicated Access Line Circuits: Service Orders. A Customer's request for service shall be made on WilTel' Service Order forms in effect from time to time or on Customer's forms which have previously been accepted in writing by WilTel ("Service Order(s)"). Each Service Order shall reference the written agreement ("Agreement") between WilTel and the Customer regarding the provision of telecommunication service ("Service") and the Customer's Agreement number. WilTel will accept any Service Order under the Customer's Agreement that comports with the terms and conditions set forth in such Customer's Agreement and as otherwise set forth herein, subject to availability and credit approval at the time Customer places such Service Order.

        Requested Start Date.    When a Service Order is placed, Customer will designate: (i) a requested start date ("Requested Start Date") for the Service; (ii) the desired term of the Service; (iii) the specific city pairs; (iv) the applicable bandwidth; (v) whether Customer or WilTel will be obtaining Third Party Local Access Services; and (vi) any other information necessary for WilTel to provide the Service. WilTel will make reasonable efforts to meet Customer's Requested Start Date. In the event that WilTel is unable to meet Customer's Requested Start Date, WilTel will notify Customer of the date when WilTel believes the Service will be available and Customer's Requested Start Date will be changed to reflect the number of days of delay or advance, as appropriate.

        Implementation Intervals.    WilTel' standard service implementation intervals for each of the Services provided by WilTel on its own network are set forth individually for each Service in the respective Service Schedules attached to the Customer's Agreement. A Service Order is deemed accepted by WilTel when WilTel' Service Delivery department transmits an electronic Order Confirmation Document ("OCD") to Customer which contains a WilTel' circuit identification number. Service implementation intervals for Services provided either partially or wholly off of WilTel' owned and operated network, shall be determined on an individual case basis and shall be subject to service-specific terms and conditions of the of the provider of the third party services, such as the service level parameters and related warranties, if any, pricing, surcharges, outage credits, required commitments and termination liability. WilTel shall make reasonable efforts to provide Services within its standard service implementation interval or on Customer's Requested Start Date. Failure of WilTel to deliver within such interval or by such Requested Start Date shall not constitute a default under Customer's Agreement and WilTel shall not be liable to pay to Customer any penalties or damages for WilTel' failure to meet such standard service implementation intervals or Requested Start Date.

        Turn Up Acknowledgement.    WilTel will issue to Customer an electronic notice that Service is available ("Turn Up Acknowledgement" or "TUA"). The TUA will indicate that the relevant Service has been tested by WilTel and that the WilTel' provided portion of the service meets or exceeds the Technical Specifications set forth in the relevant Service Schedule and whether any related third party Service is currently available. The TUA will also set forth the date Customer's Service will be ready for use by Customer and upon which WilTel shall commence charging for the Service ("Circuit Effective Billing Date"). Customer shall be deemed to have accepted Service and WilTel shall begin billing for the Service as of the Circuit Effective Billing Date, provided that, if Customer notifies WilTel' Service Delivery Department in writing within three (3) business days of the Circuit Effective Billing Date that WilTel' Service is in material non-compliance with the applicable Technical Specifications and if, upon investigation, such material non-compliance is due solely to WilTel' fault, then WilTel shall correct the non-compliance and make the appropriate adjustment to Customer's billings under the Customer's Agreement. The occurrence of any such non-compliance shall not constitute a default under the Customer's Agreement and WilTel shall not be liable to pay to Customer any penalties or damages resulting from any such non-compliance. Charges for Service begin accruing upon Circuit Effective Billing Date, regardless of whether Customer is actually using the Service, or is ready to test and accept the Service.

Non-Recurring and Enhanced Service Charges.

        The following is a list of the most common circumstances under which WilTel assesses a separate, non-recurring charge in connection with the service being provided.

        New Order Installation.    Installation Charges apply when WilTel provides new or additional Interexchange Service ("IXC") or when WilTel obtains new or additional Third Party Local Access (including feature group service) on the Customer's behalf. WilTel will charge the Customer for IXC installation and for issuing an Access Service Request ("ASR") to the Third Party Local Access provider, i.e., Local Exchange Carrier ("LEC") or by-pass carrier, i.e., Competitive Access Provider ("CAP"). All Third Party Local Access provider charges are billed to the Customer. This charge applies to both data and voice services.

        Change of Service Order Charge.    If Customer requests a modification to the information contained in a Service Order (other than a Change of Service Date) prior to completion of installation of the Service, Customer may incur a Change of Service Order Charge. No charge will be incurred if the change is administrative in nature (i.e. billing address, contact information, etc.). If the change is requested prior to facilities being slotted, a Change of Service Order, Pre-Engineering charge will apply. If the change is requested after facilities have been slotted, a Change of Service Order, Post-Engineering charge shall apply. A charge will be incurred if the administrative change relates to Third Party Local Access for which WilTel is acting as agent. This charge applies to both data and voice services.

        Order Cancellation Charge.    If Customer desires to cancel a Service Order prior to installation or acceptance of the Service, Customer will incur a Cancellation Charge. If Customer cancels the Service Order prior to facilities being slotted, Customer will be assessed a Pre-Engineering Cancellation Charge. If Customer cancels the Service Order after facilities have been slotted, Customer will be assessed a Post-Engineering Cancellation Charge. In addition to the Cancellation Charge, Customer will be required to reimburse WilTel for any cancellation charges relating to Third Party Local Access or other third party service for which WilTel is acting as agent on behalf of Customer. This charge applies to both data and voice services.

        ASR Special Access.    Third Party Local Access providers supply standard service at tariffed rates. Any local access request that the Third Party Local Access provider defines as "special" will be subject to the ASR Special Access charges. This charge is an administrative charge for handling the special access request. In addition to WilTel' administrative charge, Customer shall be responsible for all charges imposed by Third Party Local Access providers in fulfilling the request. This charge applies to both data and voice services.

        Order Expedite Charge.    An Order Expedite Charge will apply when Customer requests that a Service be turned-up on a date, which is earlier than WilTel' standard implementation interval. If Customer requests that a Service Order be expedited and the expedited order fails to be installed in the standard interval, the expedite charge will still apply. This charge applies to both data and voice services.

        Cross Connect Install Charge.    Cross Connect charges shall apply to connections between Customer Equipment, WilTel facilities or network, and the equipment or cable of third parties.

        Third Party Order Expedite Charges.    These charges are assessed by a Third Party Service Provider (e.g., Third Party Local Access Providers) if Customer requests expedited services and/or changes to Service Order and WilTel agrees to such request. This charge applies to both data and voice services.

        Miscellaneous.    Customer should be aware that from time to time, third-party charges are levied to WilTel after submission of the original Service Order from Customer. WilTel may be obligated to pass these charges to Customer. WilTel will inform Customer of any such charges before the charges are passed to Customer. WilTel cannot commit that all charges related to an order will always be on the original Service Order. This charge applies to both data and voice services.

Customer Service
Acceptable Use Policy

        Acceptable Use Policy WilTel Communications, LLC ("WilTel") has established this Acceptable Use Policy to advise the users of its network and services of the acceptable and prohibited uses of its network and services. WilTel' network and services must be used only for lawful purposes and for purposes consistent with this Acceptable Use Policy.

1.
Users are prohibited from violating any system or network security measures including but not limited to engaging in: unauthorized access or use of WilTel' or a third party's network, data, or information;

  •
  unauthorized monitoring of WilTel' or third party's data, systems or network traffic;

  •
  interference with a third party's use of WilTel' network or service.

2.
Users are prohibited from engaging in activities that cause interference with a third party's ability to connect to the Internet or provide services to Internet users.

3.
Users are prohibiting from sending unsolicited email messages. Users shall not: post ten (10) or more messages similar in content to Usenet or other newsgroups, forums, email mailing lists or other similar groups or lists; post any Usenet or other newsgroup, forum, email mailing list or other similar group or list articles which are off-topic according to the charter or other owner-published FAQ or description of the group or list; Send unsolicited email of commercial content to Internet users, or any unsolicited email that could reasonably be expected to provoke complaints.

4.
Users are prohibited from creating, storing or disseminating any material containing unlawful content including materials protected by trademark, trade secret, copyright or other intellectual property rights without proper authorization, material that is libelous, slanderous, an invasion of privacy or otherwise illegal.

5.
Users are prohibited from falsifying user information provided to WilTel or to other users in connection with use of a WilTel's service.

6.
Users are prohibited from engaging in any of the foregoing activities by using the service of another provider, but channeling such activities through a WilTel account, remailer, or otherwise through a WilTel service or using a WilTel account as a maildrop for responses or otherwise using the services of another provider for the purpose of facilitating the forgoing activities if such use of another party's service could reasonably be expected to adversely affect a WilTel service.

        WilTel considers the above practices to constitute abuse of its service. Engaging in one or more of these practices may result in termination of a user's access to WilTel' services. Nothing contained in this policy shall be construed to limit WilTel' actions or remedies in any way with respect to any of the foregoing activities, and WilTel reserves the right to take any and all additional actions it may deem appropriate with respect to such activities, including without limitation taking action to recover the costs and expenses of identifying offenders and removing them from the WilTel service, and levying cancellation charges to cover WilTel' costs. WilTel will investigate violations of policy and will cooperate with law enforcement officials for suspected criminal violations. In addition, WilTel's reserves at all times all rights and remedies available to it with respect to such activities at law or in equity.

Schedule 1

Private Line Service

        This Service Schedule is subject to that Amended and Restated Master Services Agreement No.                        ("Agreement") by and between WilTel Communications, LLC ("WilTel"), and Customer.

Section 1. Private Line Services

1.1
Service Description.  WilTel' Private Line Service ("Private Line Service") provides domestic DS-1, DS-3 and Optical SONET (OC-N) circuits which are specifically dedicated to Customer's use between two (2) points specified by the parties in a Service Order and meeting the technical requirements as defined below in Section 5, Technical Specifications for Private Line Service. In addition, Private Line Service includes only those circuits where the entire circuit shall be located solely upon the WilTel' owned and operated network and both end points of such circuit shall originate or terminate at a WilTel point of presence.

Section 2. Recurring Rates and Charges

2.1
Monthly Recurring Rates.  Interexchange Rates. WilTel will provide Customer with a Rate Sheet for this Service. Interexchange rates for Private Line Services wholly on WilTel' owned and operated network are as set forth in the applicable Service Order, but will not exceed the rates set forth in the Rate Sheet. Pricing contained in Quotes but not yet included in a Service Order are valid only for thirty (30) days. The monthly recurring charge ("MRC") for any Service is firm for the term reflected on the related Service Order. Pricing for any Service not on WilTel network will be determined on an individual case basis and set forth on Customer's Service Order.

2.3
Third Party Local Access Rates.  If a Customer requests a Letter of Agency ("LOA") for a DS1 Private Line circuit, WilTel will issue LOA/CFA (Carrier Facilities Assignment) from the ILEC Central Office, which serves WilTel's facilities. The Customer will then be responsible for a monthly recurring Local Service Arrangement ("LSA") charge for the channel termination and any applicable mileage between the ILEC Central Office and WilTel's facilities. The LSA only applies to DS1 Private Line circuits and is set forth in the Rate Sheet. Subject to Section 4.3 of the Agreement, if WilTel issues CFA and an entrance facility charge for DS-3 through OC-48 Private Line circuits, or for any Private Line circuits not entirely located on WilTel's owned and operated network applies, the entrance facility charge will be at the rates set forth in the Rate Sheet.

3:1
Mux.  3:1 Muxing allows Customer to aggregate multiple DS-1's in a single WilTel's POP for transport and termination on a single DS-3 to another WilTel POP. For example, Customer orders five (5) DS1's from POP A to POP B. WilTel will mux the DS1's in POP A for transport on a single DS3 at the agreed upon rate and terminate a DS3 to Customer at POP B. WilTel will not demux the DS1's at the POP B location.

Section 3. Non-Recurring Rates and Charges

3.1
Non-Recurring Charges.  Non-Recurring Charges may be incurred for Private Line connections. Non-Recurring Charges are set forth in Table A.5 below.

1

Table A.5
Non-Recurring Charges

	DS-1	DS-3	OC-3	OC-12	OC-48
New Order Installation	***	***	***	***	***
Change Of Service Date Charge (1st change free)	***	***	***	***	***
Change Of Service Order Charge
Pre-engineering	***	***	***	***	***
Post-engineering	***	***	***	***	***
Order Cancellation
Pre-engineering	***	***	***	***	***
Post-engineering	***	***	***	***	***
Reconfiguration Charge	***	***	***	***	***
Access Service Request (ASR)	***	***	***	***	***
Access Service Request (ASR) Change	***	***	***	***	***
Order Expedite	***	***	***	***	***
Cross Connect Install Charge	***	***	***	***	***

In addition to the above charges, Customer is required to reimburse WilTel for any Third Party Provider charges relating to Customer's service. Non-Recurring Charges not described above will be considered special requests and will be handled on an individual case basis. All of the charges stated above are subject to change with thirty (30) calendar day's notice. See Exhibit B for a complete description of the above charges
3.2
Installation Charges.  For WilTel Services, installation charges shall be ***.

3.3
Miscellaneous.  Customer should be aware that from time to time, third-party charges are levied to WilTel after submission of the original Service Order from Customer. WilTel may be obligated to pass these charges to Customer. WilTel will inform Customer of any such charges before the charges are passed to Customer as referenced in Section 5.3 of the Agreement. WilTel cannot commit that all charges related to any requested Service will always be on the original Service Order.

3.4
Non-Recurring Pricing.  Pricing for Non-Recurring Private Line Service shall be as set forth in this Section 3 and are subject to change upon thirty (30) calendar days' written or electronic notice by WilTel to Customer. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders placed by Customer and accepted by WilTel prior to the effective date of the respective price change.

Section 4. Outage Credits

4.1
Outage Credits.  Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time during which Private Line Service is unavailable or fails to conform to the Technical Specifications below ("Outage"). An Outage shall begin upon the earlier of WilTel' actual knowledge of the Outage or WilTel' receipt of notice from the Customer of the Outage. In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") upon WilTel' receipt of Customer's written request for such Outage Credit. The amount of the Outage Credit for Private Line Service shall be an amount equal to 1/720 of the monthly recurring charge for the interexchange portion of the Service for each hour in excess of the first two (2) consecutive hours that the affected Service is unavailable or fails to conform to the Technical Specifications.

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2

  Excessive Outages.    If a single circuit experiences either (a) three (3) or more outages of fifteen (15) minutes duration or longer during any thirty (30) day period, or (b) one or more outages of fifteen (15) minutes each in each of three (3) consecutive months or (c) one (1) outage of more than twenty-four (24) consecutive hours in a one (1) calendar month period, ("Excessive Outage"), Customer shall be entitled, in addition to the applicable Outage Credit, if any, to terminate such circuits as are affected by the Excessive Outage without liability for the Early Termination Charge set forth in Section 6.4 of the Agreement. However, Customer shall be liable for any termination liability associated with Third Party Local Access Service or any other Third Party Service associated with such disconnection.

4.3
Remedy.  The Outage Credit and right to terminate for an Excessive Outage as set forth in this Section 4 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the Agreement.

4.4
Limitations.  Customer shall not receive an Outage Credit if the Outage is (i) of a duration of less than two (2) consecutive hours; (ii) caused by Customer or others authorized by Customer to use the Services under the Agreement; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by WilTel; (iv) caused by the failure of Third Party Local Access Service to WilTel' fiber optic network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in the Agreement.

4.5
Credit Payment.  Outage Credits shall be credited on Customer's next monthly invoice for the affected Service.

Section 5. Technical Specifications

5.1
Technical Specifications.  Interconnection Specifications for DS-1 service is provided in accordance with ANSI Standard T1.102 and T1.403 (formerly AT&T Compatibility Bulletin 119). DS-1 Service operates at 1.544 Mbps. DS-3 service is provided in accordance with ANSI Standard T1.102 and T1.404. DS-3 Service operates at 44.736 Mbps. Optical SONET Services are provided in accordance with ANSI Standard T1.105. OC-3 Service operates at 155.520 Mbps and is configured with 3 separate STS-1 signaling paths. OC-3C Service operates at 155.520 Mbps and is configured with 1 STS-3C signaling path (or 3 concatenated STS-1 signaling paths). OC-12 Service operates at 622.080 Mbps with 12 separate STS-1 signaling paths. OC-12C Service operates at 622.080 Mbps with 1 STS-12C signaling path (or 4 separate STS-3C signaling paths). OC-48 Service operates at 2488.320 Mbps and is configured with 48 separate STS-1 signaling paths. The standards by which WilTel' Private Line Services is measured apply on a one-way basis between WilTel' POPs only.

5.2
Network Availability.  Network Availability is a measurement of the percent of total time that service is operative when measured over a 365 consecutive day (8760 hour) period. DS1, DS-3 and Optical SONET Service is considered inoperative when there has been a loss of signal or when two consecutive 15 second loop-back tests confirm the observation of a bit error rate equal to or worse than 1 × 10-6. For DS-N level Services on WilTel' network, availability shall be 99.95% from POP to POP measured over a one-year period. For OC-N level Services on WilTel' network, availability shall be 99.95% from POP to POP measured over a one-year period. Network availability for Services of a Third Party Provider is established by the Third Party Provider. The local access availability standards for DS-1 and DS-3 and Optical SONET Services are established by the Third Party Local Access Service provider.

5.3
Mean Time to Restore.  Mean Time to Restore (MTTR) shall be the average time required to restore service and resume availability and is stated in terms of equipment and cable outages. The time is measured from the moment the outage is reported until the service is available. With respect to Private Line Service, WilTel has an objective of repairing network equipment within an

3

  average of two (2) hours and an objective to have the first fiber on a cable cut restored within an average of six (6) hours. WilTel will undertake repair efforts on equipment or fiber when WilTel first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section 5.3 only apply for equipment or fiber on WilTel' owned and operated network and from WilTel' POP to WilTel' POP.

5.4
Error Free Seconds.  Performance is noted in Error Free Seconds (Error Free Seconds ("EFS"), while Available) which is a measure of the percentage of total seconds that do not contain bit errors over a consecutive twenty-four (24) hour period. Performance shall be measured on a one-way basis using a Pseudo Random Bit Sequence test pattern as defined in CCITT Recommendation 0.151. For Services on WilTel' network, EFS shall be 99.5% from POP to POP measured over a one-year period. For Services not on WilTel' network, the EFS standards for local access DS1, DS-3 and Optical SONET Service is established by the Third Party Local Access Service provider. For Services from a Third Party Provider, the Third Party Provider will establish EFS.

Section 6. Product Intervals

6.1
Implementation Intervals.  WilTel' standard service implementation interval for DSN and OCN Service is set forth below in Table A.6. Third Party Provider Service implementation intervals shall be determined on an individual case basis. WilTel shall make reasonable efforts to provide WilTel' Services within its standard service implementation interval. Failure of WilTel to deliver by such date shall not constitute a default under the Agreement and WilTel shall not be liable to pay to Customer any penalties or damages for WilTel' failure to meet such standard service implementation intervals, except as set forth in Section 3.4 of the Agreement.

Table A.6
Implementation Intervals

Service Type	Standard Interval POP to POP
DS1	*** calendar days
DS3	*** calendar days
OC3	*** calendar days
OC12	*** calendar days
OC48	*** calendar days

Section 7. Planned Network Maintenance Activity

7.1
Timing.  WilTel shall avoid performing network maintenance between 0600 to 2200 Central Time (or local time with respect to facilities comprising international Service), Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of Customer's Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions. WilTel will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

7.2
Notice.  WilTel shall provide Customer with electronic mail, telephone, facsimile, or written notice of all non-emergency, planned network maintenance (i) not less than *** business days prior to

***
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4

  performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to *** milliseconds, and (ii) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than *** milliseconds. If WilTel' planned activity is canceled or delayed, WilTel shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

Section 8. Warranty

        WilTel warrants that Private Line Service shall be provided to Customer in accordance with the applicable Technical Specifications set forth above. WilTel shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Service and restore such Service to comply with the terms hereof. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AND IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY AND RIGHT TO TERMINATE FOR EXCESSIVE OUTAGES PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 4 OF THIS SERVICE SCHEDULE ARE THE SOLE AND EXCLUSIVE REMEDIES PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

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5

        IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW.

UNIVERSAL ACCESS, INC.:	WILTEL COMMUNICATIONS, LLC:
/s/ BRIAN CODERRE Signature of Authorized Representative Brian Coderre Printed Name Controller Title March 14, 2003 Date	/s/ T. J. GALLAGHER Signature of Authorized Representative T.J. Gallagher Printed Name Vice President Title March 14, 2003 Date

6

Schedule 2

Optical Wave Service

        This Service Schedule is subject to that Amended and Restated Master Services Agreement No.                        ("Agreement") by and between WilTel Communications, LLC ("WilTel"), and Customer.

Section 1. Optical Wave Services

1.1
Optical Wave Service Description.  WilTel' Optical Wave Service provides unprotected, concatenated OC-48 wavelengths ("Optical Wave Service"). WilTel uses dense wavelength division multiplexing ("DWDM") technology to multiplex OC-48 signals at unique wavelengths, or waves, and then transmits the composite signal over a single fiber. At the receiver, the composite signal is then de-multiplexed and each unique signal is recovered. The Optical Wave Service provided hereunder will originate at the fiber cross connect in the WilTel' POP designated by Customer as the origination point and will terminate at the fiber cross connect in the WilTel' POP designated by Customer as the termination point with all such Optical Wave Service to be provided on circuits located entirely upon the WilTel' owned and operated network and both end points of such circuit shall originate or terminate at a WilTel point of presence. WilTel' Optical Wave Service does not include a timing source. When a Customer purchases Optical Wave Service from WilTel, the Customer will be expected to provide a clocking source for its equipment.

Section 2. Recurring Rates & Charges

2.1
Monthly Recurring Rates.

  Optical Wave Service Rates.  WilTel will provide Customer with a Rate Sheet for this Service. Rates for Optical Wave Service wholly on WilTel' owned and operated network are as set forth in the applicable Service Order, but will not exceed the rates set forth in the Rate Sheet. Pricing contained in Quotes but not yet included in a Service Order are valid only for thirty (30) days. The monthly recurring charge ("MRC") for any Service is firm for the term reflected on the related Service Order. Pricing for any Service not on WilTel network will be determined on an individual case basis and set forth on Customer's Service Order.

2.2
Diverse Routing Charges.  A diverse route is defined as an indirect route between two cities. Customer may order a diverse route between two city pairs For example, a Customer's initial request for Optical Wave Service from City A to City B will be provided and priced using the shortest route and V&H miles. When Customer requests a diverse route from City A to City B through City C, the route will be priced using V&H miles from City A to City C and City C to City B separately. These prices will then be added giving the total monthly recurring charge for the diverse route from City A to City B.

Section 3. Non-Recurring Rates & Charges

3.1
Non-Recurring Charges.  Non-Recurring Charges may be incurred for Optical Wave Services and are set forth below in Table B.3.

1

Table B.3
Non-Recurring Charges

OC48
New Order Installation	***
Change Of Service Date Charge (1st change free)	***
Change of Service Order Charge
Pre-engineering	***
Post-engineering	***
Order Cancellation
Pre-engineering	***
Post-engineering	***
Reconfiguration	***
Order Expedite	***
All Non-Recurring Charges for Waves are figured separately for each diverse route.
3.2
Installation Charges.  For WilTel Services, installation charges shall be ***.

3.3
Hybrid Circuit Charges.  For circuits containing both Optical Wave Service and Private Line Service, pricing shall be calculated using the following process:

a.
A circuit shall be divided into segments by Service. Each circuit segment shall be delineated by the longest span of that Service possible.

b.
Circuit pricing will be by segment as identified above. Pricing shall be based on the V&H coordinates of each segment's endpoints. Installation pricing shall be on a per segment basis. Other Non-Recurring Charges shall be on a per circuit basis.

3.4
Non-Recurring Pricing.  Pricing for Non-Recurring Optical Wave Service shall be as set forth in this Section 3 and are subject to change upon thirty (30) calendar days' written or electronic notice by WilTel to Customer. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders placed by Customer and accepted by WilTel prior to the effective date of the respective price change.

Section 4. Outage Credits

4.1
Outage Credits.  Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time during which Optical Wave Service is unavailable or fails to conform to the Technical Specifications below ("Outage"). An Outage shall begin upon the earlier of WilTel' actual knowledge of the Outage or WilTel' receipt of notice from the Customer of the Outage. In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") upon WilTel' receipt of Customer's written request for such Outage Credit. The amount of the Outage Credit for Optical Wave Service shall be an amount equal to 1/1440 of the monthly recurring charge for the interexchange portion of the Service for each hour in excess of the first two (2) consecutive hours that the affected Service is unavailable or fails to conform to the below Technical Specifications.

4.2
Remedy.  The Outage Credit as set forth in this Section 4 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the Agreement

4.2
Limitations.  Customer shall not receive an Outage Credit if the Outage is: (i) of a duration of less than two (2) consecutive hours; (ii) caused by Customer or others authorized by Customer to use

***
Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2

  the Services under the Agreement; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by WilTel; (iv) caused by the failure of Third Party Local Access Service to WilTel' fiber optic network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in the Agreement.

4.4
Credit Payment.  Outage Credits shall be credited on Customer's next monthly invoice for the affected Service.

Section 5. Technical Specifications

5.1
Technical Specifications.  At any time during the term of the Agreement, WilTel shall have the capability to monitor and report performance monitoring functions and alarm/status monitoring functions listed as required in the Telcordia GR-253-CORE SONET Transport Systems Common Generic Criteria (Dec. 1997) for Optical Wave Service. The standards by which WilTel' Optical Wave Service is measured apply on a one-way basis between WilTel' POPs only.

5.2
Network Availability.  Network Availability is a measurement of the percent of total time that Service is operative when measured over a 365 consecutive day (8760 hour) period. For Services on WilTel' network, Network Availability shall be 99.339% measured over a one thousand (1,000) mile Service for a one-year period. Performance (% Error Free Seconds ("EFS"), while available) is noted in EFS, which is a measure of the percentage of total seconds that do not contain bit errors when measured over a period of thirty (30) consecutive days. For Services on WilTel' network, EFS shall be 99.076% from POP to POP measured over a one (1) year period. Network Availability will vary with different circuit lengths.

5.3
Maintenance.  The following maintenance procedures and activities are to be provided by WilTel for Optical Wave Service. WilTel will promptly perform transport capacity maintenance activities for Optical Wave Service including isolating troubles and will provide information concerning those troubles, for each Optical Wave Service, to the Customer's Trouble Reporting Center.

a.
Remote Alarm Surveillance.    Throughout the term of the Agreement, WilTel will provide remote alarm surveillance and sectionalization equipment and procedures for the purpose of detecting any out-of-service conditions or Service-affecting conditions, and for rapidly removing Service impairments and restoring Service for Optical Wave Service.

b.
Notification.    In the event of any service-affecting alarm condition on Optical Wave Service, WilTel will notify the applicable Customer Trouble Reporting Center. Such notice will include (i) the type and status of alarm-causing condition, (ii) the estimated time to repair, (iii) and the probable cause of failure. WilTel will report, the status of repair work and a revised estimate of the time to complete the repair.

5.4
Mean Time to Restore.  Mean Time to Restore (MTTR) shall be the average time required to restore service and resume availability and is stated in terms of cable outages. The time is measured from the moment the outage is reported until the service is available. With respect to Optical Wave Service, WilTel has an objective to have the first fiber on a cable cut restored within an average of six (6) hours. WilTel will undertake repair efforts on equipment or fiber when WilTel first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section 5.4 only apply for equipment or fiber on WilTel' owned and operated network and from WilTel' POP to WilTel' POP.

Section 6. Product Intervals

6.1
Implementation Intervals.  WilTel' standard service implementation interval for DSN and OCN service is set forth below in Table B.4. Third Party Service implementation intervals shall be

3

  determined on an individual case basis. WilTel shall make reasonable efforts to provide WilTel' Services within its standard service implementation interval. Failure of WilTel to deliver by such date shall not constitute a default under the Agreement, and WilTel shall not be liable to pay to Customer any penalties or damages for WilTel' failure to meet such standard service implementation intervals, except as set forth in Section 3.4 of the Agreement.

Table B.4
Implementation Intervals

Service Type	Standard Interval POP to POP
OC48 Waves	*** calendar days
OC192 Waves	ICB

Section 7. Planned Network Maintenance Activity

7.1
Timing.  WilTel shall avoid performing network maintenance between 0600 to 2200 Central Time (or local time with respect to facilities comprising international Service), Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of Customer's Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions. WilTel will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

7.2
Notice.  WilTel shall provide Customer with electronic mail, telephone, facsimile, or written notice of all non-emergency, planned network maintenance (i) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to *** milliseconds, and (ii) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than *** milliseconds. If WilTel' planned activity is canceled or delayed, WilTel shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

Section 8. Warranty

        WilTel warrants that Optical Wave Service shall be provided to Customer in accordance with the applicable Technical Specifications set forth above. WilTel shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Services and restore such Services to comply with the terms hereof. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AND IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY AND RIGHT TO TERMINATE FOR EXCESSIVE OUTAGES PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 4 OF THIS SERVICE SCHEDULE ARE THE SOLE AND EXCLUSIVE REMEDIES PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

[Remainder of page left intentionally blank]

***
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4

        IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW.

UNIVERSAL ACCESS, INC.:	WILTEL COMMUNICATIONS, LLC:
/s/ BRIAN CODERRE Signature of Authorized Representative Brian Coderre Printed Name Controller Title March 14, 2003 Date	/s/ T. J. GALLAGHER Signature of Authorized Representative T.J. Gallagher Printed Name Vice President Title March 14, 2003 Date

5

Schedule 3

ATM Service

        This Service Schedule is subject to that Amended and Restated Master Services Agreement No.                        ("Agreement") by and between WilTel Communications, LLC ("WilTel"), and Customer.

Section 1. Description of Service

1.1
Service Description.  WilTel Network Asynchronous Transfer Mode Service (the "ATM Service") is cell-based switching and multiplexing technology, which can support applications requiring high bandwidth and high performance. ATM Service will allow Customers who have requirements for high speed, inter-premise connectivity to interconnect their multiple locations via a User Network Interface (UNI) element from the Customer premise equipment (CPE) to the WilTel' point of presence (POP). ATM Service is a general-purpose, connection-oriented technology that provides integration of disparate networks onto a single communications infrastructure. ATM Service provides the capability to route traffic between various end points via virtual circuits that are predefined on the WilTel' ATM network and in the equipment provided by the Customer (CPE). The Customer is responsible for segmenting information into 53 byte cells for transport across the WilTel' ATM network. ATM Service provides networking capabilities suited for high-speed, low delay, bandwidth intensive applications such as voice, video and data that require real-time or near real-time connectivity between multiple locations. In addition, ATM Service shall only be provided with respect to those circuits where the entire circuit shall be located entirely upon the WilTel' owned and operated network and both end points of such circuit shall originate or terminate at a WilTel' point of presence.

Section 2. Recurring Rates and Charges

2.1
WilTel will provide Customer with a Rate Sheet for this Service. Pricing for ATM Service is reflected in the Service Order, but will not exceed the rates set forth in the Rate Sheet. Typical pricing methods are included in section 2.2, 2.3, and 2.4.

2.2
UNI Port Connections.  Rates for User Network Interface (UNI) Port Connections is determined on the port speed connections selected by Customer. UNI Port Connections are currently available at DS3, OC3 and OC12 speeds. Monthly recurring charges for Port Connections are on the Service Order.

2.3
Virtual Circuits.  There are two types of virtual circuits, which can be selected, the Virtual Channel Connection (VCC) or the Virtual Path Connection (VPC). The type of virtual circuit selected by the Customer does not determine the price. Pricing for virtual circuits is determined based on the Class of Service (CoS). Three Classes of Service are offered by WilTel: Constant Bit Rate (CBR) and Variable Bit Ratenon real time (VBRnrt) and Unspecified Bit Rate (UBR). CoS charges are stated in Committed Information Rates (CIR) which are stated in Megabit per second (Mbps) increments for one-way (Simplex) VCCs or VPCs. CIR increments are available in 1 Mbps increments up to 40 Mbps for DS3 ports, 5 Mbps increments up to 150 Mpbs for OC3 ports and 25 Mbps increments up to 600 Mbps for OC12 ports. Monthly recurring charges for Bandwidth are set forth on the Service Order.

2.4
ATM Flex-UNI.  ATM Flex-UNI allows Customers, expecting to outgrow their initial physical port size within the first twelve (12) months of their Service, a migration path to larger Permanent Virtual Circuits (PVCs) without requiring an upgrade of their hardware.

a.
OC3 Ordering Increments.    Customer can order PVCs in one-megabyte increments starting with one (1) megabytes up to nineteen (19) megabytes for an OC3 physical port. Once

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    Customer needs a twenty (20) megabyte PVC, Customer must revert to the standard OC3 port pricing regardless of the time remaining on the twelve (12) month period.

  b.
  OC12 Ordering Increments.    Customer can order PVCs in five-megabyte increments starting with five (5) megabytes up to seventy (70) megabytes for an OC12 physical port. Once Customer needs a 75-megabyte PVC, Customer must revert to the standard OC12 port pricing regardless of the time remaining on the twelve (12) month period.

  c.
  ATM Flex UNI Term Commitment.    Before ATM Flex-UNI Service will be allowed, Customer must collocate with WilTel' POP and commit to a three (3) year term for the Service. Customer will receive the reduced ATM Flex-UNI rate for the first twelve (12) months of the circuit. Customer will be charged WilTel' standard ATM rate for the port, (i) if Customer exceeds the ATM Flex-UNI capacity during the first twelve (12) months of Service; or (ii) beginning the 13th month of the circuit, whichever is sooner.

  d.
  Monthly Recurring Charges.    ATM Flex-UNI pricing is based on flat monthly fee assessed per node, which includes a flat port charge based on the port connection speed, a charge for each PVC's CIR going out from the port, and local access. ATM Flex-UNI is priced simplex, meaning that a PVC's CIR is priced for both the ingress and egress CIR. Monthly recurring charges for ATM Flex-UNI pricing is set forth on the Service Order.

Section 3. Non-Recurring Rates and Charges

3.1
UNI Port and ATM Flex-UNI Connections.  Non-recurring charges may be incurred for the Port, VCC or VPC connections. Non-recurring Charges are set forth below in Table C.4.

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Table C.4
UNI Port Non-Recurring Charges

	DS3	OC3	OC12
New Order Installation
Port	***/45MB Port	***/155Mb Port	***/622Mb Port
Virtual Circuit	***/VC	***/VC	***/VC
Change Of Service Date Charge (1st change free)	***	***	***
Change Of Service Order Charge
Pre-engineering	***	***	***
Post-engineering	***	***	***
Port Order Change	***/Port	***/Port	***/Port
PVC Order Change	***/VC	***/VC	***/VC
Order Cancellation
Pre-engineering	***	***	***
Post-engineering	***	***	***
Access Service Request (ASR) Special Access	***	***	***
ASR Supplement	***	***	***
Order Expedite	***	***	***
Cross Connect Install Charge	***	***	***
In addition to the above charges, Customer is required to reimburse WilTel for any Third Party Provider charges relating to Customer's service. Non-Recurring Charges not described above will be considered special requests and will be handled on an individual case basis. All of the charges stated above are subject to change with thirty (30) calendar day's notice. See Exhibit B for a complete description of the above charges.
3.2
Installation Charges  For WilTel Services, installation and non-recurring charges shall be ***.

3.3
Miscellaneous.  Customer should be aware that from time to time, third-party charges are levied to WilTel after submission of the original Service Order from Customer. WilTel may be obligated to pass these charges to Customer. WilTel will inform Customer of any such charges before the charges are passed to Customer. WilTel cannot commit that all charges related to any requested Service will always be on the original Service Order.

3.4
Non-Recurring Pricing.  Pricing for Non-Recurring ATM Service shall be as set forth in this Section 3 and are subject to change upon thirty (30) calendar days' written or electronic notice by WilTel to Customer. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders placed by Customer and accepted by WilTel prior to the effective date of the respective price change.

Section 4. Outage Credits

4.1
Outage Credits.  Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time during which ATM Service is unavailable or fails to conform to the Technical Specifications below ("Outage"). An Outage shall begin upon the earlier of WilTel' actual knowledge of the Outage or WilTel' receipt of notice from the Customer of the Outage. In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") upon WilTel' receipt of Customer's written request for such Outage Credit. The amount of the Outage Credit

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  for ATM Service shall be an amount equal to ten percent (10%) of the monthly Port, PVC and/or usage charges (as stated on the applicable Service Order) regardless of the length of such Outage.

4.2
Remedy.  The Outage Credit as set forth in this Section 4 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the Agreement.

4.3
Limitations.  Customer shall not receive an Outage Credit if the Outage is: (i) of a duration of less than two (2) consecutive hours; (ii) caused by Customer or others authorized by Customer to use the Services under the Agreement; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by WilTel; (iv) caused by the failure of Third Party Local Access Service to WilTel' fiber optic network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in the Agreement.

4.4
Credit Payment.  Outage Credits shall be credited on Customer's next monthly invoice for the affected Service.

Section 5. Technical Specifications

5.1
Technical Specifications.  The Technical Specifications set forth herein are stated as an objective that the ATM Service will perform in accordance with prevailing telecommunications industry standards. The standards by which WilTel' ATM Service is measured apply on a one-way basis between WilTel' POPs only and involves two variables: Network Availability and Mean-time-to-restore. Mean-time-to-restore is discussed in Section 5.3 of this Schedule.

5.2
Network Availability.  WilTel' Network Availability is a measurement of the percent of total time that service is operative when measured over a 365 consecutive day (8760 hour) period. For ATM Services on WilTel' network, Network Availability shall be 99.95% from point-of-presence ("POP") to POP measured over a one (1) year period. Network Availability for Services of a Third Party Provider is established by the Third Party Provider. The Local Access Service availability standards for ATM Services are established by the Local Access Service provider.

5.3
Mean Time to Restore.  Mean Time to Restore (MTTR) shall be the average time required to restore service and resume availability and is stated in terms of equipment and cable outages. The time is measured from the moment the outage is reported until the service is available. With respect to ATM Service, WilTel has an objective of repairing network equipment within an average of two (2) hours and an objective to have the first fiber on a cable cut restored within an average of six (6) hours. WilTel will undertake repair efforts on equipment or fiber when WilTel first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section 5.3 only apply for equipment or fiber on WilTel' owned and operated network and from WilTel' POP to WilTel' POP.

Section 6. Product Intervals

6.1
Implementation Intervals.  WilTel' standard service implementation interval for DSN and OCN service is set forth below in Table C.5. Third Party Service implementation intervals shall be determined on an individual case basis. WilTel shall make reasonable efforts to provide WilTel' Services within its standard service implementation interval. Failure of WilTel to deliver by such date shall not constitute a default under the Agreement and WilTel shall not be liable to pay to Customer any penalties or damages for WilTel' failure to meet such implementation intervals.

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Table C.5
Implementation Intervals

Service Type	Standard Interval POP to POP	Standard Interval POP to POP w/Third Party Local Access
DSN	*** calendar days	*** calendar days
OCN	*** calendar days	*** calendar days

Section 7. Planned Network Maintenance Activity

7.1
Timing.  WilTel shall avoid performing network maintenance between 0600 to 2200 Central Time (or local time with respect to facilities comprising international Service), Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of Customer's Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions. WilTel will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

7.2
Notice.  WilTel shall provide Customer with electronic mail, telephone, facsimile, or written notice of all non-emergency, planned network maintenance (i) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to *** milliseconds, and (ii) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than *** milliseconds. If WilTel' planned activity is canceled or delayed, WilTel shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

Section 8. Warranty

        WilTel warrants that ATM Service shall be provided to Customer in accordance with the applicable Technical Specifications set forth above. WilTel shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Services and restore such Services to comply with the terms hereof. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AND IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 4 OF THIS SERVICE SCHEDULE IS THE SOLE AND EXCLUSIVE REMEDY PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

[Remainder of page left intentionally blank]

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5

        IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW.

UNIVERSAL ACCESS, INC.:	WILTEL COMMUNICATIONS, LLC:
/s/ BRIAN CODERRE Signature of Authorized Representative Brian Coderre Printed Name Controller Title March 14, 2003 Date	/s/ T. J. GALLAGHER Signature of Authorized Representative T.J. Gallagher Printed Name Vice President Title March 14, 2003 Date

6

Schedule 9

International Backhaul Service

        This Service Schedule is subject to that Amended and Restated Master Services Agreement No.                        ("Agreement") by and between WilTel Communications, LLC ("WilTel"), and Customer.

Section 1. International Backhaul Services

1.1
Service Description.  WilTel' International Backhaul Service ("International Backhaul Service") is a point-to-point transport service that connects a Customer's international cable network to WilTel' domestic U.S. network. Customer may order International Backhaul Service at STM-1 capacity at the China U.S. Cable and Southern Cross Cable Network ("Southern Cross") and STM-1, STM-4 or STM-16 capacity at the Japan U.S. Cable and TAT-14 ("TAT-14"), subject to availability. WilTel will pick up Customer's traffic, which enters the U.S. via a cable system at a cable landing station. The cable landing stations where WilTel may pick up Customer's traffic for the individual cable systems are as set forth in Table G.1 below. The origination demarcation point for International Backhaul Service shall be at the system interface of the landing station of the applicable cable system (the "Origination Demarcation Point"). Customer will designate on each Service Order at which cable landing station the Service is to originate. Once WilTel's picks up the traffic at the cable landing station, it will then carry the traffic to one of WilTel' designated termination points-of-presence ("Termination POP"), which will also be specified by Customer on the Service Order. The Termination POPs for each landing station are set forth in Table F.1 below.

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Table F.1

Cable System	*Landing Station	Termination Point
Santa Clara, CA
	San Luis Obispo, CA	San Francisco, CA
Sacramento, CA
Los Angeles, CA

Portland, OR
China US Cable		Seattle, WA
	Bandon, OR (Non-Diverse)	Sacramento, CA
San Francisco, CA

	Bandon, OR (Diverse)	Los Angeles, CA
Santa Clara, CA

Santa Clara, CA
	Manchester, CA (Non-Diverse)	Sacramento, CA
San Francisco, CA
Japan US Cable		Los Angeles, CA
Santa Clara, CA

	Morro Bay, CA	Sacramento, CA
San Francisco, CA
Los Angeles, CA

Southern CrossCable Network	Morro Bay, CA	Santa Clara, CA
Sacramento, CA
San Francisco, CA
Los Angeles, CA

TAT-14	Tuckerton, NJ	New York City, NY

*
subject to availability

1.2
Pre-Provision of Circuits with AT&T & WorldCom.  Customer agrees to provide WilTel with an appropriate Letter of Authorization which will allow WilTel to pre-provision Customer's requested circuits from the appropriate cable landing station operator's cable landing station to the system interface of the applicable cable system. Such pre-provisioning will be provided by WilTel at no charge to Customer. However, Customer shall pay all WilTel' installation charges for International Backhaul Service (as set forth in Section 3 below) once International Backhaul Service is available. WilTel will not assume any responsibility for such pre-provisioning or associated service, which service shall be provided directly by the cable landing station operator.

1.3
Service Availability.  The availability of International Backhaul Service depends on the actual in-service date for each of the respective cables and landing stations. Under no circumstances shall International Backhaul Service be available before the in-service date of the applicable cables and landing stations. Currently, it is anticipated that STM-16 will not be available for the Japan U.S. landing stations before October 2001, but this date is subject to change.

1.4
Liability for Third Party Local Access Services.  In issuing a Service Order that includes a request for Third Party Local Access Services, Customer should be aware of the anticipated in-service date

2

  of the applicable cables and landing stations In the event WilTel arranges Third Party Local Access Services on behalf of Customer in accordance with the terms and conditions of the Agreement and Service is not available, because the cable system or landing station is not available, WilTel shall, (i) begin billing Customer for any Third Party Local Access Services arranged by WilTel on behalf of Customer; or (ii) terminate the Third Party Local Access Services arranged by WilTel on behalf of Customer and pass through to Customer any termination liability incurred by WilTel from the Third Party Local Access Service provider, whichever is provided by Customer. Customer shall pay all Third Party Local Access charges.

Section 2. Recurring Rates and Charges

2.1
Monthly Recurring Rates.

a.
Pricing for International Backhaul Services shall consist of monthly recurring charges, one-time installation charges and non-recurring charges. Customer's monthly recurring charges shall be determined on an individual case basis and will be set forth on the Service Order.

b.
Third Party Local Access.    Pricing for Third Party Local Access is determined in accordance with the terms and conditions set forth in the Agreement.

Section 3. Non-Recurring Rates and Charges

3.1
Non-Recurring Rates.  In addition to the monthly recurring charges set forth on Customer's Service Order, Customer may incur the following non-recurring charges for Services as set forth below in Table F.2.

Table F.2
Non-Recurring Charges

	STM-1	STM-4	STM-16
New Order Installation	***	***	***
Change Of Service Date Charge (1st change free)	***	***	***
Change Of Service Order Charge
Pre-Engineering	***	***	***
Post-Engineering	***	***	***
Order Cancellation
Pre-Engineering	***	***	***
Post-Engineering	***	***	***
Access Service Request (ASR) Special Access	***	***	***
Order Expedite	***	***	***
In addition to the above charges, Customer is required to reimburse WilTel for any Third Party Provider charges relating to Customer's service. Non-Recurring Charges not described above will be considered special requests and will be handled on an individual case basis. All of the charges stated above are subject to change with thirty (30) calendar day's notice. See Exhibit B for a complete description of the above charges.
3.2
Miscellaneous.  Customer should be aware that from time to time, third-party charges are levied to WilTel after submission of the original Service Order from Customer. WilTel may be obligated to pass these charges to Customer. WilTel will inform Customer of any such charges before the charges are passed to Customer. WilTel cannot commit that all charges related to any requested Service will always be on the original Service Order.

3.3
Non-Recurring Pricing.  Pricing for Non-Recurring International Backhaul Service shall be as set forth in this Section 3 and are subject to change upon thirty (30) calendar days' written or electronic notice by WilTel to Customer. Price changes shall only be effective on a going-forward

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3

  basis and shall not apply to Service Orders placed by Customer and accepted by WilTel prior to the effective date of the respective price change.

Section 4. International Backhaul Services Outage Credits

4.1
Outage Credits.  Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time during which when International Backhaul Service fails to conform to the Technical Specifications set forth below ("Outage"). An Outage shall begin upon the earlier of WilTel' actual knowledge of the Outage or WilTel' receipt of notice from the Customer of the Outage. In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") upon WilTel' receipt of Customer's written request for such Outage Credit. For International Backhaul Service, the Outage Credit amount shall be the amount of 1/720 of the monthly recurring charge for the interexchange portion of the Service for each hour in excess of the first two (2) consecutive hours that the affected Service fails to conform to the below Technical Specifications.

4.2
Excessive Outages.  If a single circuit experiences either (a) three (3) or more outages of fifteen (15) minutes duration or longer during any thirty (30) day period, or (b) one or more outages of fifteen (15) minutes each in each of three (3) consecutive months or (c) one (1) outage of more than twenty-four (24) consecutive hours in a one (1) calendar month period, ("Excessive Outages"), Customer shall be entitled, in addition to the applicable Outage Credit, if any, to terminate such circuits as are affected by the Excessive Outage without liability for the Early Termination Charge set forth in Section 6.4 of the Agreement. However, Customer shall be liable for any termination liability associated with Third Party Local Access Service or any other Third Party Service associated with such disconnection.

4.3
Remedy.  The Outage Credit and right to terminate for an Excessive Outage as set forth in this Section 4 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the Agreement.

4.4
Limitations.  Customer shall not receive an Outage Credit if the Outage is: (i) of a duration of less than two (2) consecutive hours (ii) caused by Customer or others authorized by Customer to use the Services under the Agreement; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by WilTel; (iv) caused by the failure of Third Party Local Access Service to WilTel' fiber optic network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in the Agreement.

4.5
Credit Payment.  Outage Credits shall be credited on Customer's next monthly invoice for the affected Service.

Section 5. Technical Specifications

5.1
The Technical Specifications set forth herein are stated as an objective that the International Backhaul Services will perform in accordance with prevailing telecommunications industry standards. The International Backhaul Service provided under this Agreement is measured using two variables: Network Availability and Mean-time-to-restore. Mean-time-to-restore is addressed in Section 6.3 of this Schedule.

5.2
Interconnection Specifications

a.
Optical SONET Services (OC-N). Optical SONET Services are provided in accordance with ANSI Standard T1.105.

b.
Optical Synchronous Digital Hierarchy (SDH) Services. SDH Services are provided in accordance with ITU standards.

4

  c.
  Network Access and Interfaces. International Backhaul Service provides network access at standard SDH (ITU) interfaces capable of interconnecting STM-1, STM-4 and 2.5 Gbps Wave single-ended dedicated line circuits.

5.3
Protection.  The network equipment has a protection capability on a per STM-1 and STM-4 circuit basis.

5.4
Diversity.  International Backhaul shall provide Route Diversity between all landing stations (excluding certain paths at Bandon) and designated termination points. Route Diversity is defined as separate physical paths being delivered via two different conduits between the cable landing station and the designated WilTel' POP.

5.5
Availability.

a.
Availability on WilTel' Network.    Availability is a measurement of the percent of total time that service is operative when measured over a 365 consecutive day (8760 hour) period. Optical SONET Service is considered inoperative when there has been a loss of signal or when two consecutive 15 second loop-back tests confirm the observation of a bit error rate equal to

    Or worse than 1 × 10-6. For Services on WilTel' network, availability shall be 99.95% from the Origination Demarcation Point (as defined in Section 1.1 of this Schedule) to WilTel' Termination POP measured over a one (1) year period.

  b.
  Availability for Services not on WilTel' Network.    For Services not on WilTel' network, the Third Party Provider will establish availability. The Third Party Local Access availability standards for Third Party Local Access Services are established by the Third Party Local Access Provider. See General Provisions for other factors affecting availability.

5.6
Performance (% Error Free Seconds, while Available).  Performance is noted in Error Free Seconds, which are a measure of the percentage of total seconds that do not contain bit errors when measured over a consecutive twenty-four (24) hour period. Performance shall be measured on a one-way basis using a Pseudo Random Bit Sequence test pattern as defined in CCITT Recommendation 0.151. For Services on WilTel' network, Error Free Seconds shall be 99.5% from the Origination Demarcation Point (as defined in Section 1.1 of this Schedule) to WilTel' Termination POP measured over a one (1) year period. Error Free Seconds for Services not on WilTel' Network. The Error Free Seconds standards for Third Party Local Access Services is established by the Third Party Local Access Provider. For Services not on WilTel' network, the Third Party Provider will establish Error Free Seconds.

Section 6. General Provisions Relating to Technical Specifications

6.1
Quality Standards.  Standards apply on a one-way basis between the Origination Demarcation Point (as defined in Section 1.1 of this Service Schedule) and WilTel' Termination POP only. All standards exclude nonperformance due to force majeure or planned interruptions for necessary maintenance purposes. All standards exclude nonperformance due to acts or omissions of Customer or due to any failure of Customer-provided equipment.

6.2
Maintenance.  WilTel will undertake repair efforts on equipment or fiber when WilTel first becomes aware of it, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section 6 only apply for Equipment or Fiber on WilTel' owned and operated network and from the Origination Demarcation Point (as defined in Section 1.1 of this Service Schedule) to WilTel' Termination POP.

6.3
Mean Time to Restore ("MTTR").  Mean Time to Restore is be the average time required to restore service and resume availability and is stated in terms of equipment and cable outages. The time is measured from the moment the outage is reported until the service is available. With

5

  respect to International Backhaul Service, WilTel has an objective of repairing network equipment within an average of two (2) hours and an objective to have the first fiber on a cable cut restored within an average of six (6) hours. WilTel will undertake repair efforts on equipment or fiber when WilTel first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section 6.3 only apply for equipment or fiber on WilTel' owned and operated network and from WilTel' POP to WilTel' POP.

6.4
Calculation.  WilTel calculates network availability upon written request from customers. Customer must notify the WilTel Service Delivery and initiate an action request to determine if the standards stated above were met.

Section 7. Product Intervals

7.1
Service Implementation Intervals.  WilTel' standard service implementation interval for International Backhaul Service is one-hundred twenty (120) days (a) from acceptance of a Service Order by WilTel' Service Delivery department (if the applicable cable station is already in service) or (b) (if WilTel has accepted the Service Order before the in-service date of the applicable cable station) from the in-service date of the applicable cable station, whichever is later. Under no circumstances shall the standard service implementation interval period start running before Service is available. WilTel shall make reasonable efforts to provide International Backhaul Service within its standard service implementation interval as determined in accordance herewith. Failure of WilTel to deliver by such date shall not constitute a default under the Agreement and WilTel shall not be liable to pay to Customer any penalties or damages for WilTel' failure to meet such standard service implementation intervals except as set forth in Section 3.4 of the Agreement.

Section 8. Planned Network Maintenance Activity

8.1
Timing.  WilTel shall avoid performing network maintenance between 0600 to 2200 Central Time (or local time with respect to facilities comprising international Service), Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of Customer's Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions. WilTel will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

8.2
Notice.  WilTel shall provide Customer with electronic mail, telephone, facsimile, or written notice of all non-emergency, planned network maintenance (i) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to *** milliseconds, and (ii) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than *** milliseconds. If WilTel' planned activity is canceled or delayed, WilTel shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

Section 9. Warranty

        WilTel warrants that International Backhaul Service shall be provided to Customer in accordance with the applicable Technical Specifications set forth in Section 5 of this Schedule. WilTel shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Services and restore such Services to compliance with the Technical Specifications. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY MADE BY WILTEL WITH RESPECT TO THE SERVICES PROVIDED UNDER THIS SCHEDULE 9 AND SUCH WARRANTY IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS

***
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6

OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 4 OF THIS SCHEDULE IS THE SOLE AND EXCLUSIVE REMEDY PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

        IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW

UNIVERSAL ACCESS, INC.:	WILTEL COMMUNICATIONS, LLC:
/s/ BRIAN CODERRE Signature of Authorized Representative	/s/ T.J. GALLAGHER Signature of Authorized Representative
Brian Coderre Printed Name	T.J. Gallagher Printed Name
Controller Title	Vice President Title
March 14, 2003 Date	March 14, 2003 Date

7

Schedule 10

International Private Line Service

        This Service Schedule is subject to that Amended and Restated Master Services Agreement No.                        ("Agreement") by and between WilTel Communications, LLC ("WilTel"), and Customer.

Section 1. International Private Line Services

1.1
Service Description.  WilTel International Private Line Service (the "International Private Line Service") provides international circuits at varying speeds which are specifically dedicated to Customer's use between two (2) points specified by the parties in a Service Order and meeting the technical requirements as defined below in the Technical Specifications.

Section 2. Recurring Rates and Charges

2.1
Monthly Recurring Rates.  Pricing for any International Private Line Service is determined on an individual case basis and will be set forth on Customer's Service Order. Pricing and arranging for Third Party Local Access Service is determined in accordance with the terms and conditions set forth in the Agreement.

Section 3. Non-Recurring Rates and Charges

3.1
Non-Recurring Charges.  Non-Recurring Charges may be incurred for Private Line connections. Non-recurring Charges include, but are not limited to new order installation, change of service date charge, change of service order charge (pre-installation and post installation), order cancellation (pre-installation and post-installation) and cancellation charges related to Third Party Local Access service for which WilTel is acting as agent, ASR (new or disconnect) special access, ASR supplement, order expedite, reconfiguration, and additional installation/maintenance/engineering during and after hours. Non-recurring charges for the Services or other services agreed to by the parties as set forth above will be set forth on Customer's Service Order.

3.2
Installation Charges.  Installation charges shall apply to the normal installation of equipment necessary to provide the requested service to the point of demarcation at the Customer's premises. Additional installation charges shall apply when WilTel is required to install equipment other than that normally required to provide the service or when Customer requests special equipment.

3.3
Non-Recurring Charges.  Non-Recurring Charges not described above will be considered special requests and will be handled on an individual case basis. All Non-Recurring Charges are subject to change with thirty (30) calendar days' notice. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders placed by Customer and accepted by WilTel prior to the effective date of the respective price change.

3.4
Miscellaneous.  Customer should be aware that from time to time, third-party charges are levied to WilTel after submission of the original Service Order from Customer. WilTel may be obligated to pass these charges to Customer. WilTel will inform Customer of any such charges before the charges are passed to Customer. WilTel cannot commit that all charges related to any requested Service will always be on the original Service Order.

Section 4. Outage Credits

4.1
Outage Credits.  Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time during which period of time International Private Line Service fails to conform to the Technical Specifications ("Outage"). An Outage shall begin upon the earlier of WilTel' actual knowledge of the Outage or WilTel' receipt of notice from the Customer of the

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  Outage. In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") upon WilTel' receipt of Customer's written request for such Outage Credit. For the domestic USA interexchange portion of International Private Line Service, the Outage Credit amount shall be the amount of 1/720 of the monthly recurring charge for each hour in excess of the first two (2) consecutive hours that the affected Service fails to conform to the below Technical Specifications. For Outages due to a submarine cable failure, WilTel shall pass through outage credits, if any, it may receive from the cable administrator.

4.2
Remedy.  The Outage Credit as set forth in this Section 4 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the Agreement.

4.3
Limitations.  Customer shall not receive an Outage Credit if the Outage is: (i) of a duration of less than two (2) consecutive hours (ii) caused by Customer or others authorized by Customer to use the Services under the Agreement; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by WilTel; (iv) caused by the failure of Third Party Local Access Service to WilTel' fiber optic network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in the Agreement.

4.4
Credit Payment.  Outage Credits shall be credited on the Customer's next monthly invoice for the affected Service.

Section 5. Technical Specifications

5.1
Specifications.  WilTel' International Private Line Services ("IPL"s) meet or exceed the International Telecommunications Union's ("ITU"'s) recommendations. The ITU specifications for circuit performance parameters are set forth below in Table G.1.

Table G.1

Errored Seconds (ES)	Compliant to M.2100
Severely Errored Seconds (SES)	Compliant to M.2100
Availability	Compliant to G.822
5.2
WilTel' Performance Objectives.  WilTel' minimum performance objectives are detailed in the table below. These parameters are the provisioning specifications used for 24-hour end-to-end tests, and are derived from ITU specifications. In most cases, WilTel' circuit performance outperforms these objectives by a substantial margin as set forth below in Table G.2.

Table G.2

Performance Objective	Satellite	Cable
Bit Error Ratio (BER)	<10-6	<10-7
Synchronization Loss	<5	<3
Error Free Seconds (EFS)	>98.5%	>99.5%
ITU Availability	>99.0%	>99.6%
5.3
Service Level Agreements.  A Service Level Agreement ("SLA") is available on Customer's request depending on the route chosen. The route-specific SLA will not only be dependent on the origination and destination locations, but also on the specific fiber-optic cable or satellite over which the traffic will travel. These specific SLAs are more accurate and clearly demonstrate the high quality of service WilTel provides to its clients.

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5.4
Foreign Carrier Routes.  Please note that any route involving a Foreign Carrier or other carrier will generally not be covered in a WilTel SLA, as the Foreign Carrier's operations are not under the control of WilTel. Nevertheless, these carriers will also comply with the ITU specifications for circuit performance parameters. For any route that consists of a submarine cable, the submarine cable portion of the route will generally not be covered by an SLA but shall comply with the technical specifications set forth for the particular submarine cable system specified below, which specifications will be provided to Customer upon Customer's request.

Submarine Cable System	(subject to availability)
China-U.S. Cable	☐
Southern Cross Cable	☐
TAT-14 Cable	☐
Japan-U.S. Cable	☐
5.5
Mean Time to Restore.  Mean Time to Restore (MTTR) shall be the average time required to restore service and resume availability and is stated in terms of equipment and cable outages. The time is measured from the moment the outage is reported until the service is available. With respect to International Private Line Service, WilTel has an objective of repairing network equipment within an average of two (2) hours and an objective to have the first fiber on a cable cut restored within an average of six (6) hours. WilTel will undertake repair efforts on equipment or fiber when WilTel first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section 5.5 only apply for equipment or fiber on WilTel' owned and operated network and from WilTel' POP to WilTel' POP.

Section 6. Product Intervals

6.1
Implementation Intervals.  WilTel' standard service implementation interval shall be determined on an individual case basis. WilTel shall make reasonable efforts to provide International Private Line Service within its standard service implementation interval. Failure of WilTel to deliver by such date shall not constitute a default under the Agreement and WilTel shall not be liable to pay to Customer any penalties or damages for WilTel' failure to meet such standard service implementation intervals.

Section 7. Planned Network Maintenance Activity

7.1
Timing.  WilTel shall avoid performing network maintenance between 0600 to 2200 Central Time (or local time with respect to facilities comprising international Service), Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of Customer's Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions. WilTel will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

7.2
Notice.  WilTel shall provide Customer with electronic mail, telephone, facsimile, or written notice of all non-emergency, planned network maintenance (i) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to *** milliseconds, and (ii) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than *** milliseconds. If WilTel' planned activity is canceled or delayed, WilTel shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

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Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Section 8. Warranty

        WilTel warrants that International Private Line Service shall be provided to Customer in accordance with the applicable Technical Specifications set forth in Section 5 of this Schedule. WilTel shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Services and restore such Services to compliance with the Technical Specifications. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AND IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 4 OF THIS SCHEDULE IS THE SOLE AND EXCLUSIVE REMEDY PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

[Remainder of page left intentionally blank]

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        IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW

UNIVERSAL ACCESS, INC.:	WILTEL COMMUNICATIONS, LLC:
/s/ BRIAN CODERRE Signature of Authorized Representative	/s/ T.J. GALLAGHER Signature of Authorized Representative
Brian Coderre Printed Name	T.J. Gallagher Printed Name
Controller Title	Vice President Title
March 14, 2003 Date	March 14, 2003 Date

5

Schedule 13

Metro Access Private Line Service

        This Service Schedule is subject to that Amended and Restated Master Services Agreement No.                        ("Agreement") by and between WilTel Communications, LLC ("WilTel"), and Customer. WilTel may designate an affiliate to provide any portion of the Metro Access Private Line Service then for purposes of this Schedule 13.

Section 1. Metro Private Line Services

1.1
Service Description.  WilTel' Metro Access Private Line Service ("Metro Private Line Service") provides domestic DS-3 and Optical SONET (OC-3, OC-12 and OC-48) circuits, which are located entirely upon WilTel owned and operated network with both end points of such circuit located within the same city and at a WilTel metro access point ("MAP"). Metro Private Line Service is specifically dedicated to Customer's use between two (2) points specified by the parties in a Service Order and will meet the Technical Specifications as defined below in Section 6.

Section 2. Service Availability

2.1
Service Availability.  WilTel offers Metro Private Line Service in the cities set forth below:

METRO ACCESS PRIVATE LINE CITIES
2001

Atlanta	Los Angeles	San Diego
Baltimore	Miami	St. Louis
Boston	Minneapolis	San Francisco
Chicago	Newark	San Jose
Dallas	New York	Seattle
Denver	Philadelphia	Washington, D.C.
Houston	Phoenix

Section 3. Recurring Rates and Charges

3.1
Monthly Recurring Rates.

a.
WilTel will provide Customer with a Rate Sheet for this Service. Monthly recurring charges for Metro Private Line Service are as set forth in the applicable Service Order, but will not exceed the rates set forth in the Rate Sheet. Pricing contained in Quotes but not yet included in a Service Order are valid only for thirty (30) days. The monthly recurring charge ("MRC") for any Service is firm for the term reflected on the related Service Order. Pricing for any Service not on WilTel network will be determined on an individual case basis and set forth on Customer's Service Order. , and include both a fixed and variable component. The fixed rate is based upon the Metro city and type of circuit ordered. The variable rate is based upon the mileage between the WilTel MAPS, which constitute the end points of the Metro Private Line Service. Customer shall also pay any monthly Metro Private Line interconnect charges.

b.
Third Party Local Access Service.    Customer shall execute a Letter of Agency, in a form provided by WilTel, authorizing WilTel to deal directly with Third Party Local Access Provider(s) to obtain the necessary Third Party Service on behalf of the Customer. Customer shall pay all charges including, without limitation, monthly charges, usage charges, installation charges, non-recurring charges, or Third Party Local Access Provider(s). When WilTel orders Third Party Local Access Services for Customer, WilTel shall coordinate the installation of the

1

    Third Party Local Access Service, and conduct the initial testing of an interconnection between the WilTel' Service and the Third Party Local Access Service. The Customer's charge for Third Party Local Access Service ordered by WilTel shall accrue at the then-current tariff rate (or the standard published rate, if there is no tariff rate) of the Third Party Provider; and any changes in that rate will be passed through to the Customer. When WilTel orders Third Party Local Access Services, WilTel shall not begin billing Customer for such Third Party Local Access Services until the Start of Service for any related WilTel Services. Customer may order its own Third Party Local Access Services with a vendor who has established entrance facilities in a WilTel' POP or other vendors with WilTel' prior written permission. When Customer orders its own Third Party Local Access Service, its provider shall directly bill Customer for Services. In addition, WilTel may charge Customer for any associated entrance facility or mileage charges if it provides a carrier facility assignment ("CFA") to Customer. Customer shall be responsible for having the Customer-ordered Third Party Local Access Services turned up and shall be obligated to pay for WilTel' Services regardless of whether the Customer ordered Third Party Local Access Services are available. It is understood that, except for Section 4.3 with respect to dedicated entrance facility charges, Article 4 of the Agreement shall have no application to the provision of Metro Private Line Services under this Schedule 13.

Section 4. Non-Recurring Rates and Charges

4.1
Non-Recurring Charges.  Non-Recurring Charges may apply to Metro Private Line connections. Non-Recurring Charges are set forth in Table K.2 below.

Table K.2
Non-Recurring Charges

	DS-3	OC-3	OC-12	OC-48
Installation	***	***	***	***
Change Of Service Order Charge
Pre-install	***	***	***	***
Post-install	***	***	***	***
Order Cancellation	***	***	***	***
Order Expedite	***	***	***	***
Cross Connect Install Charge	***	***	***	***
4.2
Installation Charges.  For WilTel Services, installation charges shall be ***.

4.3
Miscellaneous.  Customer should be aware that from time to time, charges of Third Party Providers are levied against WilTel after submission of the original Service Order from Customer. WilTel will pass these charges through to Customer. WilTel will inform Customer of any such charges before the charges are passed to Customer. WilTel cannot guarantee that all charges related to any requested Metro Private Line Service will always be on the original Service Order.

4.4
Non-Recurring Pricing.  Pricing for Non-Recurring Metro Access Service shall be as set forth in this Section 4 and are subject to change upon thirty (30) calendar days' written or electronic notice by WilTel to Customer. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders placed by Customer and accepted by WilTel prior to the effective date of the respective price change.

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Section 5. Outage Credits

5.1
Outage Credits.  Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time during which Metro Private Line Service fails to conform to the Technical Specifications below ("Outage"). An Outage shall begin upon the earlier of WilTel' actual knowledge of the Outage or WilTel' receipt of notice from the Customer of the Outage. In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") upon WilTel' receipt of Customer's written request for such Outage Credit. The amount of the Outage Credit for Metro Private Line Service shall be an amount equal to 1/720 of the monthly recurring charge for that portion of the Metro Private Line Service which is subject to the Outage for each hour in excess of the first two (2) consecutive hours that the affected Metro Private Line Service fails to conform to the Technical Specifications set forth below.

5.2
Excessive Outages.  If a single circuit experiences either (a) three (3) or more outages of fifteen (15) minutes duration or longer during any thirty (30) day period, or (b) one or more outages of fifteen (15) minutes each in each of three consecutive months or (c) one (1) outage of more than twenty-four (24) consecutive hours in a one (1) calendar month period, ("Excessive Outage"), Customer shall be entitled, in addition to the applicable Outage Credit, if any, to terminate such circuits as are affected by the Excessive Outage without liability for the Early Termination Charge set forth in Section 6.4 of the Agreement. However, Customer shall be liable for any termination liability associated with Third Party Local Access Service or any other Third Party Service associated with such disconnection.

5.3
Remedy.  The Outage Credit and the right to terminate for an Excessive Outage as set forth in this Section 5 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the Agreement.

5.4
Limitations.  Customer shall not receive an Outage Credit if the Outage is: (i) of a duration of less than two (2) consecutive hours; (ii) caused by Customer or others authorized by Customer to use the Metro Private Line Services under the MSA; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by WilTel; (iv) caused by the failure of Third Party Local Access Service to WilTel' owned and operated network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in Section 8.5 of the Agreement.

5.5
Credit Payment.  WilTel shall credit Customer with Outage Credits on the next monthly invoice for the affected Service.

Section 6. Technical Specifications

6.1
Technical Specifications.  Interconnection Specifications for DS-3 service are as set forth in ANSI Standard T1.102 and T1.404. DS-3 Service operates at 44.736 Mbps. WilTel provides Optical SONET Services in accordance with ANSI Standard T1.105. OC-3 Service operates at 155.520 Mbps and is configured with 3 separate STS-1 signaling paths. OC-3C Service operates at 155.520 Mbps and is configured with 1 STS-3C signaling path (or 3 concatenated STS-1 signaling paths). OC-12 Service operates at 622.080 Mbps with 12 separate STS-1 signaling paths. OC-12C Service operates at 622.080 Mbps with 1 STS-12C signaling path (or 4 separate STS-3C signaling paths). OC-48 Service operates at 2488.320 Mbps and is configured with 48 separate STS-1 signaling paths. The standards by which WilTel' Metro Private Line Services are measured apply on a one-way basis between WilTel' MAPs only.

6.2
Network Availability.  Network Availability is a measurement of the percent of total time that service is operative when measured over a 365 consecutive day (8760 hour) period. DS-3 and Optical SONET Services are considered inoperative when there has been a loss of signal or when

3

  two consecutive 15 second loop-back tests confirm the observation of a bit error rate equal to or worse than 1 × 10-6. For DS-N level Services on WilTel' network, availability shall be 99.95% from MAP to MAP measured over a one-year period. For OC-N level Services on WilTel' network, availability shall be 99.95% from MAP to MAP measured over a one-year period. Network availability standards for Third Party Services shall be established by the Third Party Provider.

6.3
Mean Time to Restore.  Mean Time to Restore (MTTR) shall be the average time required to restore service and resume availability and is stated in terms of equipment and cable outages. The time is measured from the moment the outage is reported until the service is available. With respect to Metro Private Line Service, WilTel has an objective of repairing network equipment within an average of two (2) hours and an objective to have the first fiber on a cable cut restored within an average of six (6) hours. WilTel will undertake repair efforts on equipment or fiber when WilTel first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section 6.3 only apply for equipment or fiber on WilTel' owned and operated network and from WilTel' MAP to WilTel' MAP.

6.3
Error Free Seconds.  Performance is noted in Error Free Seconds (Error Free Seconds ("EFS"), while Available) which is a measure of the percentage of total seconds that do not contain bit errors over a consecutive twenty-four (24) hour period. Performance shall be measured on a one-way basis using a Pseudo Random Bit Sequence test pattern as defined in CCITT Recommendation 0.151. For Services on WilTel' owned and operated network, EFS shall be 99.5% from MAP to MAP measured over a one-year period. For Third Party Services, the EFS standards shall be established by the Third Party provider.

Section 7. Product Intervals

7.1
Implementation Intervals.  WilTel' standard service implementation interval for DSN and OCN Service is set forth below in Table K.3. Third Party Service implementation intervals shall be determined on an individual case basis. WilTel shall make reasonable efforts to provide WilTel' Services within its standard service implementation interval. Failure of WilTel to deliver by such date shall not constitute a default under the Agreement and WilTel shall not be liable to pay to Customer any penalties or damages for WilTel' failure to meet such standard service implementation intervals.

Table K.3
Implementation Intervals

Service Type	Standard Interval MAP to MAP
DS-1	N/A
DS-3	25 calendar days
OC-3	30 calendar days
OC-12	30 calendar days
OC-48	IBC
OC-48 Wave	IBC

Section 8. Planned Network Maintenance Activity

8.1
Timing.  WilTel shall avoid performing network maintenance between 0600 to 2200 Central Time, Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of Customer's Metro Private Line Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable,

4

  restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions. WilTel will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

8.2
Notice.  WilTel shall provide Customer with electronic mail, telephone, facsimile, or written notice of all non-emergency, planned network maintenance: (i) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to *** milliseconds, and (ii) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than *** milliseconds. If WilTel' planned activity is cancelled or delayed, WilTel shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

Section 9. Warranty

        WilTel warrants that it shall provide Metro Private Line Service in accordance with the applicable Technical Specifications set forth above. WilTel shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Service and restore such Service to comply with the terms hereof. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AND IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 5 OF THIS SERVICE SCHEDULE IS THE SOLE AND EXCLUSIVE REMEDY PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

Section 10. FCC Regulation

        Customer represents that more than ten percent (10%) of the total traffic carried on each circuit provided pursuant to this Service Schedule is interstate (including international) traffic. If it is determined at any time that any circuit provided hereunder is subject to regulation by a U.S. state regulatory agency, the service or circuit may be provided by WilTel or its affiliates pursuant to applicable state laws, regulations and applicable tariffs, or WilTel and its affiliates my discontinue provision of the affected Service or circuit.

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5

        IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW.

UNIVERSAL ACCESS INC.:	WILTEL COMMUNICATIONS, LLC:
/s/ BRIAN CODERRE Signature of Authorized Representative	/s/ T.J. GALLAGHER Signature of Authorized Representative
Brian Coderre Printed Name	T.J. Gallagher Printed Name
Controller Title	Vice President Title
March 14, 2003 Date	March 14, 2003 Date

6

Schedule 13

Metro Access Private Line Service

        This Service Schedule is a schedule to and a part of that Amended and Restated Master Services Agreement No.                        ("MSA") by and between Williams Communications, LLC ("Williams"), and Customer, provided however, that Williams may designate an affiliate to provide any portion of the Metro Access Wave Service.

Section 1. Metro Optical Wave Services

1.1
Metro Optical Wave Service Description.  Williams' Metro Access Wave Service ("Metro Wave Service") consists of protected or unprotected, concatenated OC-48 and OC-192 wavelengths. To provide Metro Wave Service, Williams uses dense wavelength division multiplexing ("DWDM") technology to multiplex OC-48 and OC-192 signals at unique wavelengths over a single optical fiber. Metro Wave Service will originate at the fiber cross connect in a Williams' metro access point ("MAP(s)") designated in the applicable Service Order as the origination point, and will terminate at the fiber cross connect in the MAP designated in applicable the Service Order as the termination point. The MAPs constituting the end points of each Metro Wave Service circuit shall both be located within the same Metro Wave Market, as defined below, or shall be located within adjacent Metro Wave Markets (for example, a Metro Wave Service circuit may extend between MAPs located in Anaheim and Los Angeles). Protected Metro Wave Service is an optional Service configuration in which Williams' owned or operated equipment located at the originating MAP (i.e., the MAP where Customer transfers its traffic to Williams) duplicates Customer's signal and transmits each signal over separate optical fibers to the terminal MAP. Williams owned or operated equipment located in the terminal MAP chooses the signal of superior quality, or the surviving signal if only one signal arrives, and delivers it to Customer. Unprotected Metro Wave Service is a Service configuration where only one signal is transmitted between MAPs. The provisions of Article 4 of the MSA (Local Access Services) shall not apply to Metro Wave Service and Metro Wave Service shall not be considered a Third Party Service.

1.2
Timing.  Metro Optical Wave Service does not include a timing source. Customer must provide a clocking source for its equipment.

Section 2. Service Availability

        Service Availability.  Williams offers Metro Wave Service in select locations in the cities set forth below (each a "Metro Wave Market"):

METRO WAVE MARKETS

Anaheim	Los Angeles	Santa Clara
Atlanta	Miami	St. Louis
Baltimore	Minneapolis	San Francisco
Boston	Newark	San Jose
Chicago	New York	Seattle
Dallas	Philadelphia	Washington, D.C.
Houston	Phoenix

Williams may add new Metro Access Markets or remove existing Metro Access Markets by providing written or electronic notice to Customer. Any adjustments shall only be effective on a prospective basis and shall not apply to Service Orders placed by Customer and accepted by Williams prior to the effective date of the adjustment.

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Section 3. Recurring Rates and Charges

3.1
Monthly Recurring Rates.

        OC-48 Metro Wave Charges. WilTel will provide Customer with a Rate Sheet for this Service. Pricing for the Metro Wave Service is reflected in the Service Order, but will not exceed the rates set forth in the Rate Sheet.

  b.
  OC-192 Metro Wave Charges.    OC-192 Metro Wave Service is offered on an individual case basis and pricing for each OC-192 Optical Wave Service circuit requested by Customer shall be developed on an individual case basis. Pricing and any additional terms and conditions for an OC-192 Metro Wave Service circuit shall be set forth on the applicable Service Order accepted by Williams.

Section 4. Non-Recurring Rates and Charges

4.1
Non-Recurring Charges.  Non-Recurring Charges may be incurred for OC-48 and OC-192 Metro Wave Service. Non-Recurring Charges are set forth in Table A.1 below.

Table A.1
Non-Recurring Charges

	OC-48 Wave		OC-192 Wave
	Unprotected Wave	Protected Wave	Unprotected Wave	Protected Wave
Installation	***	***	***	***
Change Of Service Order Charge
Pre-engineering	***	***	***	***
Post-engineering	***	***	***	***
Order Cancellation
Pre-engineering	***	***	***	***
Post-engineering	***	***	***	***
Order Expedite	***	***	***	***
Cross Connect Install Charge	***	***	***	***
4.2
Installation Charges.  For Williams Services, installation charges shall be ***.

4.3
Miscellaneous.  Customer should be aware that from time to time, third-party charges are levied to Williams after submission of the original Service Order from Customer. Williams may be obligated to pass these charges to Customer. Williams will inform Customer of any such charges before the charges are passed to Customer as referenced in Section 5.3 of the Agreement. Williams cannot commit that all charges related to any requested Service will always be on the original Service Order.

4.4
Non-Recurring Pricing.  Pricing for Non-Recurring Metro Access Wave Line Service shall be as set forth in this Section 4 and are subject to change upon thirty (30) calendar days' written or electronic notice by Williams to Customer. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders placed by Customer and accepted by Williams prior to the effective date of the respective price change.

Section 5. Outage Credits

        Outage Credits.  Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time during which Metro Wave Service fails to conform to the Technical Specifications below (an "Outage"). An Outage shall begin upon the earlier of Williams' actual

***
Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2

knowledge of the Outage or Williams' receipt of notice from the Customer of the Outage. In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") upon Williams' receipt of Customer's written request for such Outage Credit. The amount of the Outage Credit for Metro Wave Service shall be an amount equal to 1/720 of the monthly recurring charge for that portion of the Metro Wave Service which is subject to the Outage for each hour in excess of the first two (2) consecutive hours that the affected Metro Wave Service fails to conform to the Technical Specifications set forth below.

5.2
Excessive Outages.  If a single circuit experiences either (a) three (3) or more outages of fifteen (15) minutes duration or longer during any thirty (30) day period, or (b) one or more outages of fifteen (15) minutes each in each of three consecutive months or (c) one (1) outage of more than twenty-four (24) consecutive hours in a one (1) calendar month period, ("Excessive Outage"), Customer shall be entitled, in addition to the applicable Outage Credit, if any, to terminate such circuits as are affected by the Excessive Outage without liability for the Early Termination Charge set forth in Section 6.4 of the Agreement. However, Customer shall be liable for any termination liability associated with Third Party Local Access Service or any other Third Party Service associated with such disconnection.

5.3
Remedy.  The Outage Credit and the right to terminate for an Excessive Outage as set forth in this Section 5 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the Agreement.

5.4
Limitations.  Customer shall not receive an Outage Credit if the Outage is: (i) of a duration of less than two (2) consecutive hours; (ii) caused by Customer or others authorized by Customer to use the Metro Access Optical Wave Services under the MSA; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by Williams; (iv) caused by the failure of Third Party Local Access Service to Williams' owned and operated network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in Section 8.5 of the Agreement.

5.5
Credit Payment.  Williams shall credit Customer with Outage Credits on the next monthly invoice for the affected Service.

Section 6. Technical Specifications

6.1
Technical Specifications.  The standards and specifications for Metro Wave Service described in Sections 6.2 and 6.3 are measured and apply on a one-way basis between the MAPs constituting the end points of a Metro Wave Service circuit.

6.2
Network Availability.

a.
Network availability is a measurement of the percent of total time that Metro Wave Service is operative when measured over a 365 consecutive day (8760 hour) period. For unprotected Metro Wave Services on Williams' network, availability shall be 99.339% measured over a one-year period. For protected Metro Wave Services on Williams network, availability shall be 99.95% measured over a one-year period. Network availability may vary depending upon the length of the Metro Wave Service circuit.

b.
Performance is noted in error free seconds ("EFS"), which is a measure of the percentage of total seconds that do not contain bit errors over a period of thirty (30) consecutive days measured while Service is available, as described above. For unprotected Metro Wave Services on Williams' network, EFS shall be 99.076% measured over a one-year period. For protected Metro Wave Service on Williams network, EFS shall be 99.5% measured over a one-year period.

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6.3
Monitoring.  Williams shall provide the following network monitoring services and reporting procedures for Metro Wave Service.

a.
Remote Alarm Surveillance.    Williams shall provide remote alarm surveillance and sectionalization equipment and shall monitor Metro Wave Service for disruptions on Williams' owned and operated network in accordance with Telecordia GR-253-CORE SONET Transport Systems Common Generic Criteria (Dec. 1997).

b.
Notification.    In the event Williams receives an alarm that, in Williams' opinion, affects or may reasonably affect the performance or availability of Metro Wave Service, Williams will notify the Customer's designated contact for receiving such notices by electronic mail, telephone, or facsimile. Such notice will include (i) the type and status of alarm or the condition that caused the alarm, (ii) the estimated time to repair, (iii) and the suspected cause of the alarm. Williams will report the status of repair work and an estimate of the time to complete the repair.

6.4
Mean Time to Restore.  Mean Time to Restore (MTTR) shall be the average time required to restore service and resume availability and is stated in terms of repairing Williams' equipment and cable outages. The time is measured from the moment the outage is reported until the service is available. With respect to Metro Wave Service, Williams has an objective of repairing network equipment within an average of two (2) hours and an objective to have the first fiber on a cable cut restored within an average of six (6) hours. Williams will undertake repair efforts on equipment or fiber when Williams first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section 6.4 only apply for Williams' equipment and fiber on Williams' owned and operated network between the MAPs constituting the end points of the affected Metro Wave Service circuit.

Section 7. Product Intervals

        Implementation Intervals.  Williams' standard service implementation intervals for a Metro Wave Service circuit are set forth below in Table A2. Standard implementation intervals vary depending on the type of circuit ordered and whether such circuit is intended to be interconnected with an interexchange wave service also ordered from Williams. Third Party Service implementation intervals shall be determined on an individual case basis. Williams shall make reasonable efforts to provide Metro Wave Service within its standard service implementation interval. Failure of Williams to deliver Metro Wave Service by such date shall not constitute a default under the MSA and Williams shall not be liable to pay to Customer any penalties or damages for Williams' failure to meet such standard service implementation intervals.

Table A.2
Implementation Intervals

Service Type	Standard Interval for Metro Wave Service Only	Standard Interval for Metro Wave Service Ordered with a Williams IXC Wave Service
OC-48 Waves	*** calendar days	*** calendar days
OC-192 Waves	ICB	ICB

Section 8. Planned Network Maintenance Activity

8.1
Timing.  Williams shall avoid performing network maintenance between 0600 to 2200 Central Time, Monday through Friday, inclusive, that will have a disruptive impact on the continuity or

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  performance level of Customer's Metro Wave Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any other emergency conditions. Williams will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

8.2
Notice.  Williams shall provide Customer with notice of all non-emergency, planned network maintenance by mail, electronic mail, telephone, or facsimile: (i) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to *** milliseconds, and (ii) not less than *** business days prior to performing maintenance that, in Williams' reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than *** milliseconds. If Williams' planned activity is cancelled or delayed, Williams shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

Section 9. Warranty

        Williams warrants that Metro Wave Service shall be provided to Customer in accordance with the applicable Technical Specifications set forth above. Williams shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Service and restore such Service to comply with the terms hereof. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AND IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY AND RIGHT TO TERMINATE FOR EXCESSIVE OUTAGES PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 5 OF THIS SERVICE SCHEDULE IS THE SOLE AND EXCLUSIVE REMEDY PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

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Section 10 FCC Regulation

        Customer represents that more than ten percent (10%) of the total traffic carried on each Metro Wave Service circuit provided pursuant to this Service Schedule is interstate traffic. If it is determined at any time that any Metro Wave Service circuit provided hereunder is subject to regulation by a U.S. state regulatory agency or District of Columbia regulatory agency, the service may be provided by Williams or its affiliates pursuant to applicable state laws, regulations and applicable tariffs, or Williams and its affiliates my discontinue provision of the affected Metro Wave Service.

        IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW.

UNIVERSAL ACCESS, INC.:	WILTEL COMMUNICATIONS, LLC:
/s/ BRIAN CODERRE Signature of Authorized Representative	/s/ T.J. GALLAGHER Signature of Authorized Representative
Brian Coderre Printed Name	T.J. Gallagher Printed Name
Controller Title	Vice President Title
March 14, 2003 Date	March 14, 2003 Date

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Schedule 15

Private Line Qualities of Service Schedule

        This Service Schedule is a schedule to and a part of that Amended and Restated Master Services Agreement No.                        ("MSA") by and between Williams Communications, LLC ("Williams"), and Customer.

Section 1. Private Line Qualities of Service

1.1
Service Description.  Williams' Private Line Qualities of Service ("PLQoS") provides domestic DS-3 and Optical SONET (OC-N) circuits which are specifically dedicated to Customer's use between two (2) points specified by the parties in a Service Order and meeting the technical requirements as defined below in Section 5, Technical Specifications for Private Line Qualities of Service. In addition, PLQoS includes only those circuits where the entire circuit is located solely upon the Williams' owned and operated network and both end points of such circuit originate and terminate at a QoS City as set forth below. Williams' Private Line Qualities of Service includes the four (4) levels of Service set forth below.

a.
Platinum.    Platinum PLQoS is a protected Williams' Service, offering maximum availability and geographically diverse protection paths. The time it takes for the Williams' Platinum PLQoS to switch paths in the event of a fiber cut or electronic failure ("Switch Time") is between twenty (20) and one hundred eighty (180) milliseconds. Availability for Platinum PLQoS is 100.00%, excluding Switch Time.

b.
Gold.    Gold PLQoS is a protected Williams' Service, offering superior availability and geographically diverse protection paths. The Switch Time for Williams' Gold PLQoS is between two hundred (200) milliseconds and two (2) seconds. Availability for Gold PLQoS is 99.997%, excluding Switch Time.

c.
Silver.    Silver PLQoS is an unprotected Williams' Service but offers high availability. Williams' Silver PLQoS offers no fiber or electronic diversity. Availability for Silver PLQoS is 99.5%.

d.
Bronze.    Bronze PLQoS is a restorable Williams' Service, which can be preempted when capacity is needed for Platinum or Gold PLQoS. If Bronze PLQoS is preempted, the Service will be restored when excess capacity becomes available. Bronze PLQoS is offered as a Service level objective and therefore no Outage Credits will apply. Williams' Availability objective for Bronze PLQoS is 99.00%.

Section 2. Recurring Rates and Charges

2.1
Monthly Recurring Rates.  WilTel will provide Customer with a Rate Sheet for this Service. Charges for Services wholly on WilTel's owned and operated network, which originate and terminate in a QoS City are set forth in applicable Service Order, but will not exceed the rates set forth in the Rate Sheet. Pricing contained in Quotes but not yet included in a Service Order are valid only for thirty (30) days. The monthly recurring charge ("MRC") for any Service is firm for the term reflected on the related Service Order. Pricing for any Service not on WilTel's network will be determined on an individual case basis and set forth on Customer's Service Order. WilTel has select cities available for provisioning of the PLQoS Service. WilTel may add new PLQoS Cities, which will be listed on the WilTel's Customer Service Website at http://www.WilTelcommunications.com/network/customer-service/process-policy.html. A list of the select cities including the levels of Service available in each city is also available upon request. Gold PLQoS is the standard upon which other PLQoS Services are based. Platinum PLQoS is a

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  premium Service above and beyond the Gold PLQoS. Silver PLQoS is discounted when compared to Gold PLQoS, and Bronze PLQoS is the most economical PLQoS.

Section 3. Non-Recurring Rates and Charges

3.1
Non-Recurring Charges.  Non-Recurring Charges may be incurred for Private Line connections. Non-Recurring Charges are set forth in Table A.3 below.

Table A.3
Non-Recurring Charges

DS-3
Order Installation	***
Change Of Service Date Charge (1st change free)	***
Pre-engineering	***
Post-engineering	***
Order Cancellation
Pre-engineering	***
Post-engineering	***
Reconfiguration Charge	***
Access Service Request (ASR)	***
Access Service Request (ASR) Change	***
Order Expedite	***
3.2
Installation Charges.  For Williams Services, installation charges shall be ***.

3.3
Miscellaneous.  Customer should be aware that from time to time, third-party charges are levied to Williams after submission of the original Service Order from Customer. Williams may be obligated to pass these charges to Customer. Williams will inform Customer of any such charges before the charges are passed to Customer. Williams cannot commit that all charges related to any requested Service will always be on the original Service Order.

3.4
Non-Recurring Pricing.  Pricing for Non-Recurring Private Line Quality of Service charges shall be as set forth in this Section 3 and are subject to change upon thirty (30) calendar days' written or electronic notice by Williams to Customer. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders placed by Customer and accepted by Williams prior to the effective date of the respective price change.

Section 4. Outage Credits

4.1
Outage Credits.  Customer acknowledges the possibility of an unscheduled period of time during which Williams PLQoS Service fails to conform to the Technical Specifications below ("Outage"). An Outage shall begin upon the earlier of Williams' actual knowledge of the Outage or Williams' receipt of Customer's notice of such Outage. The Customer shall also provide Williams a written request for the Outage Credit reasonably identifying the Outage. Such request shall indicate the Technical Specification to which Customer claims the Service has failed to conform and shall include supporting documentation evidencing that the Service has failed to comply with the applicable Technical Specifications. In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") pursuant to this Schedule upon Williams' receipt of Customer's written request for such Outage Credit. The amount of the Outage Credit for Williams' PLQoS Service will be an amount equal to the Outage Credit percentages, set forth in Table A.5a and A.5b below, of the monthly recurring charges for the affected circuit(s) (as stated on the applicable Service Order) when Williams Service does not conform to the Technical Specifications on a monthly basis.

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  Bronze PLQoS is offered only as a Williams' Service objective and therefore Customer will not receive Outage Credits for the Bronze PLQoS service level. If the Williams PLQoS Service fails to conform for the next consecutive month to the same Technical Specifications as in the prior month, the Customer shall be entitled to receive the next percentage level of the Outage Credits for the affected circuits. After any month in which a specific variable of the Technical Specifications for the Service is corrected from its prior non-conformance, the Outage Credit percentage for that specific variable will be reset at month one (1). Outage Credits shall never exceed 100.00% of the monthly recurring charge ("MRC") for a circuit. If in any month the Williams Service fails to conform to the Technical Specifications of Network Availability and one of the other Technical Specifications, Customer shall be awarded the higher Outage Credit amount.

  a.
  Network Availability.    EXAMPLE 1: Assumption: Customer purchases Platinum PLQoS. If, in the first (1st) month, the average Availability of all Platinum PLQoS services ordered by Customer is less than 100.00%, excluding Switch Time, Customer would receive 100.00% of the MRC of each individual circuit which did not meet 100.00% Availability. If, in the second (2nd) consecutive month, the average Availability of all Platinum PLQoS services ordered by Customer is less than 100.00%, excluding Switch Time, Customer would receive 100.00% of the MRC of each individual circuit which did not meet 100.00% Availability. EXAMPLE 2: Assumption: Customer purchases Silver PLQoS. If, in the first (1st) month, the average Availability of all Silver PLQoS services ordered by Customer is less than 99.5%, excluding Switch Time, Customer would receive 10% of the MRC for each individual circuit which did not meet 99.5% Availability. If, in the second (2nd) consecutive month, the average Availability of all Silver PLQoS services ordered by Customer is less than 99.5%, excluding switching times, Customer would receive 15% of the MRC for each individual circuit which did not meet 99.5% Availability. If, in the third (3rd) month, the average Availability of all Silver PLQoS services ordered by Customer is greater than or equal to 99.5%, excluding switching times, Customer would not receive a credit on any circuits and the next month that the average Availability of all Silver PLQoS services ordered does not meet 99.5% Customer would receive 10% of the MRC of each individual circuit which did not meet 99.5% Availability.

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Table A.4a
Outage Credits—Availability

Remedy Level	Months of Outage	Maximum Outage Credit Percentage
Platinum	Failure to meet applicable Availability standard in any month	100% of the Monthly Recurring Charge for the affected circuits
Gold	1st Month of failure to meet applicable Availability standard	30% of the Monthly Recurring Charge for the affected circuits
	2nd Consecutive month of Failure to meet applicable Availability standard	35% of the Monthly Recurring Charge for the affected circuits
	3rd Consecutive month of Failure to Meet applicable Availability standard	40% of the Monthly Recurring Charge for the affected circuits
	4th Consecutive month of failure to meet applicable Availability standard	45% of the Monthly Recurring Charge for the affected circuits
	5th Consecutive month of failure to meet applicable Availability standard	50% of the Monthly Recurring Charge for the affected circuits
Silver	1st Month of failure to meet applicable Availability standard	10% of the Monthly Recurring Charge for the affected circuits
	2nd Consecutive month of failure to meet applicable Availability standard	15% of the Monthly Recurring Charge for the affected circuits
	3rd Consecutive month of failure to meet applicable Availability standard	20% of the Monthly Recurring Charge for the affected circuits
	4th Consecutive month of failure to meet applicable Availability standard	25% of the Monthly Recurring Charge for the affected circuits
	5th Consecutive month of failure to meet applicable Availability standard	30% of the Monthly Recurring Charge for the affected circuits
  b.
  Mean Time To Restore, Error Free Seconds, Severely Errored Seconds and Latency.

Table A4b
Outage Credits—Mean Time to Restore, Error Free Seconds, Severely Errored Seconds, Latency

Months of Outage	Maximum Outage Credit Percentage
1st Month of any Outage Condition	15% of Monthly Recurring Charge for affected circuits
2nd Consecutive Month of the same Outage Condition	20% of Monthly Recurring Charges for affected circuits
3rd Consecutive Month of the same Outage Condition	25% of Monthly Recurring Charges for affected circuits
4th Consecutive Month of the same Outage Condition	30% of Monthly Recurring Charges for affected circuits
5th Consecutive Month of the same Outage Condition	35% of Monthly Recurring Charges for affected circuits

  Example 3: Assumption: Customer purchases any PLQoS. If the first (1st) month, the average percentage of Error Free Seconds per day for all Williams PLQoS Services ordered is less than 99.99% and the average number of Severely Errored Seconds per day for all Williams PL QoS services ordered is greater than 8, Customer would receive 15% of the MRC for each individual circuit which failed to meet either the 99.99% Error Free Seconds or the 8 Severely Errored Seconds per day. If, in the second (2nd) month, the average Error Free Seconds for all Williams PLQoS Services ordered is less than 99.99% but the number of Severely Errored Seconds per day

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  for all Williams PLQoS Services orders is less than 8, Customer would receive 20% of the MRC for each individual circuit which failed to meet the 99.99% Error Free Seconds. If, in the third (3rd) month, the Average Error Free Seconds for all Williams PLQoS Services ordered is greater than 99.99% Customer would not receive a credit on any circuits and the next month that any of the technical specifications were not met the remedy structure would be reset to the 15% credit level. Example 4: If in month one Williams fails to meet the 99.997% Availability metric for Gold PLQoS on a $10,000.00 circuit and also in that same month fails to meet the 99.99% Error Free Seconds metric, Customer would receive a credit on the next month's invoice equal to the greater of 30% MRC for the Gold Availability service level or 15% MRC for failure to meet the Error Free Seconds variable. So in this example Customer would receive $3,000.00 in credit on the next month's invoice ($10,000.00 * 30% = $3,000.00). All examples assume that Customer has complied with the procedures for requesting an Outage Credit.

4.2
Excessive Outages.  For Platinum and Gold PLQoS only, if a single circuit experiences either (a) three (3) or more outages of fifteen (15) minutes duration or longer during any thirty (30) day period, or (b) one or more outages of fifteen (15) minutes each in each of three (3) consecutive months or (c) one (1) outage of more than twenty-four (24) consecutive hours in a one (1) calendar month period, ("Excessive Outage"), Customer shall be entitled, in addition to the applicable Outage Credit, if any, to terminate such circuits as are affected by the Excessive Outage without liability for the Early Termination Charge set forth in Section 6.4 of the Agreement. However, Customer shall be liable for any termination liability associated with Third Party Local Access Service or any other Third Party Service associated with such disconnection.

4.3
Remedy.  The Outage Credit and right to terminate for an Excessive Outage as set forth in this Section 4 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the MSA. The Outage Credit amount provided to Customer will not be cumulative but will be the greater of the applicable Outage Credit for Availability or the Technical Specification variables addressed in Table A4b.

4.4
Limitations  Customer shall not receive an Outage Credit if the Outage is (i) of a duration of less than two (2) consecutive hours; (ii) caused by Customer or others authorized by Customer to use the Services under the Agreement; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by Williams; (iv) caused by the failure of Third Party Local Access Service to Williams' fiber optic network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in the Agreement.

4.5
Credit Payment.  Outage Credits shall be credited on Customer's next monthly invoice for the affected Service.

Section 5. Technical Specifications

5.1
Technical Specifications  DS-3 service is provided in accordance with ANSI Standard T1.102 and T1.404. DS-3 Service operates at 44.736 Mbps. Optical SONET Services are provided in accordance with ANSI Standard T1.105. OC-3 service operates at 155.52 Mbps, with 3 separate STS-1 signaling paths, and an OC-3c operating at 155.52 Mbps contains 1 STS-3c signaling path. OC-12 Service operates at 622.080 Mbps with either 12 separate STS-1 signaling paths or 4 separate STS-3c paths. OC-12C Service operates at 622.080 Mbps with 1 STS-12C signaling path). The standards by which Williams' Private Line Service is measured apply on a one-way basis between Williams' POPs only and involves the five (5) variables set forth in the subsections below.

(a)
Network Availability.  Network Availability is a measurement of the average percent of total time that service is operative when measured in a month. DS-3 and Optical SONET Service is considered inoperative when there has been a loss of signal or when two consecutive 15

5

    second loop-back tests confirm the observation of a bit error rate equal to or worse than 1 × 10-6. A Service deemed inoperative under this description will not be included in measurements for Error Free Seconds or Severely Errored Seconds. Network Availability for Williams' PLQoS excludes switch time. Network Availability, excluding switch time, for Private Line QoS will be as follows: Platinum QoS has 100.00% availability; Gold QoS has 99.997% availability; Silver QoS has 99.5% availability and Bronze QoS has 99.00% availability and is a service objective only. Network Availability for Services of a Third Party Provider is established by the Third Party Provider. The local access availability standards for DS-3 and Optical SONET Services are established by the Local Access Service provider and are not considered in determining whether Williams Service has met the Technical Specifications in determining Outages and Outage Credits.

  (b)
  Mean Time to Restore.  Mean Time to Restore (MTTR) shall be the average time required to restore Service and resume availability when measured in a month. The time is measured from the moment the outage is reported until the first fiber is repaired. With respect to Williams Private Line Service, Williams will repair network equipment within an average of two (2) hours and the first fiber on a cable cut within an average of four (4) hours when averaged over a the rolling periods set forth above. Williams will undertake repair efforts on equipment or fiber when Williams first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section only apply for equipment or fiber on Williams' owned and operated network and from Williams' POP to Williams' POP.

  (c)
  Error Free Seconds.  Performance is noted in Error Free Seconds (Error Free Seconds ("EFS")) which is a measure of the percentage of the total seconds that do not contain bit errors over a consecutive twenty-four (24) hour period and averaged over a one month (720 hour) period. Long term performance shall be derived from Errored Seconds incidents in accordance with Telecordia Technologies Generic Criteria GR-499-CORE, Section 4.2 for DS-n services and GR-253-CORE. For Services on the Williams' network EFS shall be 99.99% per day. For Services not on Williams' network, the EFS standard for local access DS3 and Optical SONET Service is established by the third party services provider. Services from a third party provider are not considered in determining whether Williams Service has met the Technical Specifications in determining Outages and Outage Credits.

  (d)
  SONET Severely Errored Seconds.  A SONET Severely Errored Second ("SSES") is any one-second interval in which 2400 or more STS Path BIP errors were detected, AIS-P, LOP-P, or lower level, traffic related near end defect is detected in accordance with Telecordia Technologies Generic Criteria GR-253-CORE, Section 6.2.2.5.1. The number of Severely Errored Seconds shall not exceed eight (8) in a twenty-four hour period averaged over one month (720 hours). For Services not on Williams' network, the SSES standard for local access DS3 Service is established by the Third Party Services provider.

  (e)
  Latency.  Latency is defined as the one-way trip time required for a bit to travel between Williams' owned and operated POPs. Latency is measured as one-half of the roundtrip delay from the local customer demarcation point to the remote customer demarcation point. For Williams' PLQoS Services on Williams' network average Latency will be one millisecond (1ms) per one hundred (100) route miles.

Section 6. Product Intervals

        Implementation Intervals.  Williams' standard service implementation interval for DS3 Service is set forth below in Table A.6. Third Party Provider Service implementation intervals shall be determined on an individual case basis. Williams shall make reasonable efforts to provide Williams' Services within its

6

standard service implementation interval. Failure of Williams to deliver by such date shall not constitute a default under the MSA and Williams shall not be liable to pay to Customer any penalties or damages for Williams' failure to meet such standard service implementation intervals, except for the credits set forth in Section 3.4 of the Agreement.

Table A.6
Implementation Intervals

Service Type	Standard Interval POP to POP
DS-3	*** calendar days
OC3	*** calendar days
OC 12	*** calendar days
OC48	*** calendar days

Section 7. Planned Network Maintenance Activity

7.1
Timing.  Williams shall avoid performing network maintenance between 0600 to 2200 Central Time (or local time with respect to facilities comprising international Service), Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of Customer's Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions. Williams will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

7.2
Notice.  Williams shall provide Customer with electronic mail, telephone, facsimile, or written notice of all non-emergency, planned network maintenance (i) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to *** milliseconds, and (ii) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than *** milliseconds. If Williams' planned activity is canceled or delayed, Williams shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

Section 8. Warranty

        Williams warrants that Williams' PLQoS shall be provided to Customer in accordance with the applicable Technical Specifications set forth above. Williams shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Service and restore such Service to comply with the terms hereof. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AND IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY AND RIGHT TO TERMINATE FOR EXCESSIVE OUTAGES PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 4 OF THIS SERVICE SCHEDULE IS THE SOLE AND EXCLUSIVE REMEDY PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

***
Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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        IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW.

UNIVERSAL ACCESS, INC.:	WILTEL COMMUNICATIONS, LLC:
/s/ BRIAN CODERRE Signature of Authorized Representative	/s/ T.J. GALLAGHER Signature of Authorized Representative
Brian Coderre Printed Name	T.J. Gallagher Printed Name
Controller Title	Vice President Title
March 14, 2003 Date	March 14, 2003 Date

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QuickLinks

AMENDED AND RESTATED MASTER SERVICES AGREEMENT